                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               ENESCO GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

    3) Filing Party:

       -------------------------------------------------------------------------

    4) Date Filed:

       -------------------------------------------------------------------------

(ENESCO GROUP LOGO)

                                          April 16, 2004

Dear Stockholder:

     On behalf of the Enesco Group, Inc. Board of Directors, you are invited to attend the Annual Meeting of Stockholders to be held on Wednesday, May 19, 2004, at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois 60007. The meeting will start at 9:30 a.m.

     In addition to the formal items of business to be conducted at the meeting, we will report on the operations of Enesco and will respond to stockholder questions.

     It is important to ensure that your shares are represented at the Annual Meeting. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by returning the enclosed proxy card in the envelope provided. Voting over the Internet, by phone or by written proxy will ensure your representation at the meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Space limitations may make it necessary to limit attendance only to Enesco stockholders. Accordingly, admission to the meeting will be on a first-come, first-served basis.

     We look forward to seeing you on May 19th, and thank you for your continued support of Enesco Group, Inc.

                                          Sincerely,

                                          -S- DANIEL DALLEMOLLE
                                          DANIEL DALLEMOLLE
                                          President and Chief Executive Officer

       225 Windsor Drive, Itasca, Illinois 60143 - Telephone 630-875-5300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                               ENESCO GROUP, INC.

Date: May 19, 2004

Time: 9:30 a.m. Central

Place:Enesco Showroom Theater
      One Enesco Plaza
      Corner of Busse and Devon
      Elk Grove Village, Illinois 60007

     Purposes:

     - To elect three Class III Directors for a three-year term;

     - To approve the amendment and restatement of the 1999 Non-Employee Director Plan to increase the number of shares available for grant and to provide for stock option grants thereunder;

     - To approve the amendment and restatement of the 1996 Stock Option Plan to be renamed the 1996 Long-Term Incentive Plan and to provide for long-term incentive awards in addition to stock options;

     - To ratify the appointment by the Board of Directors of KPMG LLP as Enesco's independent accountants for 2004; and

     - To transact such other business as may properly come before the meeting and any postponement or adjournment of the meeting.

     Stockholders of record as of the close of business on March 31, 2004 will be entitled to vote at the meeting and any postponement or adjournment of the meeting.

                                          By Order of the Board of Directors,

                                          -s- M. FRANCES DURDEN
                                          M. FRANCES DURDEN, Secretary

Itasca, Illinois
April 16, 2004
                             ---------------------

                                   IMPORTANT

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. PLEASE NOTE THAT SPACE LIMITATIONS MAY MAKE IT NECESSARY TO LIMIT ATTENDANCE ONLY TO ENESCO STOCKHOLDERS. ACCORDINGLY, ADMISSION TO THE MEETING WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. INSTRUCTIONS ARE PROVIDED ON THE PROXY CARD FOR VOTING OVER THE INTERNET OR BY TELEPHONE. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE RETURNED A PROXY CARD.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Enesco Group, Inc. .........................................      3
The Annual Meeting..........................................      3
Voting Instructions.........................................      4
Annual Report...............................................      5
Our Largest Stockholders....................................      6
Shares Held by Our Directors and Executive Officers.........      7
Proposal 1: Election of Directors...........................      8
Compensation of Non-Employee Directors......................     10
Committees of the Board.....................................     11
Proposal 2: Amendment and Restatement of 1999 Non-Employee
  Directors Stock Plan......................................     13
Proposal 3: Amendment and Restatement of 1996 Stock Option
  Plan......................................................     18
Executive Compensation......................................     25
Compensation Committee Interlocks and Insider
  Participation.............................................     29
Section 16(a) Beneficial Ownership Reporting Compliance.....     29
Compensation Committee Report on Executive Compensation.....     29
Report of the Audit Committee...............................     31
Performance Graph...........................................     32
Proposal 4: Independent Public Accountants..................     33
Stockholder Proposals.......................................     35
Annex A: Audit Committee Charter............................    A-1
Annex B: Amended and Restated 1999 Non-Employee Director
  Stock Plan................................................    B-1
Annex C: Amended and Restated 1996 Stock Option Plan, to be
         renamed the 1996 Long-Term Incentive Plan..........    C-1

                               ENESCO GROUP, INC.

                                PROXY STATEMENT

                                 April 16, 2004
                               ENESCO GROUP, INC.

     We are engaged in the marketing and sale of quality branded gifts, collectibles and decorative accents, including designed and licensed collectible figurines and ornaments, action musicals, decorative home accessories and other giftware, principally at wholesale, to independent retailers, mass marketers, catalogers and direct response distributors. Our principal executive offices are located at 225 Windsor Drive, Itasca, Illinois 60143, and our telephone number is (630) 875-5300. Our website is located at www.enesco.com on the Internet.

                               THE ANNUAL MEETING

Attending the Annual Meeting

     Our meeting will be held on May 19, 2004 at 9:30 a.m., at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois.

This Proxy Statement

     We are sending you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the meeting. If you own Enesco common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Mellon Investor Services LLC. In order to vote all your shares by proxy, you should vote the shares in each different account as described below.

     On April 16, 2004, we began mailing these proxy materials to all stockholders of record at the close of business on March 31, 2004 (the "Record Date"). As of the Record Date there were 14,196,501 shares outstanding and 2,311 holders of record.

Quorum Requirement

     A quorum is necessary to hold a valid meeting. The attendance in person or by proxy (by mail, telephone or over the Internet) of holders of a majority of the shares entitled to vote at the meeting will constitute a quorum to hold the meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

                              VOTING INSTRUCTIONS

     You are entitled to one vote for each share of common stock that you own as of the close of business on the Record Date. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you hold your shares, it is important that you follow the instructions that apply to your particular situation.

If Your Shares are Held in Your Name

     VOTING BY PROXY. Even if you plan to attend the meeting, you can vote before the meeting by proxy. There are three ways to vote by proxy:

     - you can vote by telephone by calling toll-free (1-800-435-6710) and following the instructions on the proxy card;

     - you can vote by Internet by following the instructions on the proxy card; or

     - you can vote by mail by signing, dating and mailing the enclosed proxy card.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting, you can vote in person. In order to vote at the meeting, you will need to bring identification or evidence of your share ownership with you to the meeting.

     REVOKING YOUR PROXY. As long as your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

     - by filing a written notice of revocation with our Secretary;

     - by following appropriate Internet or telephone voting procedures;

     - by signing and delivering another proxy that bears a later date; or

     - by attending the meeting and voting in person.

If Your Shares are Held in "Street Name"

     VOTING BY PROXY. If your shares are registered in the name of your broker or nominee, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain brokers and banks will also offer telephone and Internet voting.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting and vote in person, you should contact your broker or nominee to obtain a broker's proxy card and bring it and your account statement or other evidence of your share ownership as of the Record Date with you to the meeting

     REVOKING YOUR PROXY. If your shares are held in street name, you must contact your broker to revoke your proxy.

Voting Rules

     By giving us your proxy, you authorize the individuals named on the proxy card to vote your shares in the manner you indicate at the meeting or any postponements or adjournments of the meeting. With respect to the election of nominees for director, you may:

     - vote "for" the election of all nominees for director named in this proxy statement;

     - "withhold" authority to vote for all nominees; or

     - "withhold" authority to vote for one or more of the nominees and vote "for" the remaining nominee(s).

     If a quorum is present at the meeting, a nominee will be elected to serve as a Class III Director if a majority of the shares of Common Stock voting at the meeting vote for the nominee, whether present, in person, by telephone or Internet vote or represented by proxy. Because of this rule, non-voted shares will not affect the outcome of the election of directors and will not prevent that nominee from being elected.

     We actively solicit proxy participation. We will bear the cost of soliciting proxies. In addition to this notice by mail, we request and encourage brokers, custodians, nominees and others to supply proxy materials to stockholders, and we will reimburse them for their expenses. Our officers and employees may, by letter, telephone, electronic mail, or in person, make additional requests for the return of proxies, although we do not reimburse our own employees for soliciting proxies. In addition, we have hired Mellon Investor Services, LLC in New York, New York to solicit proxies at a fee of approximately $8,500.

                                 ANNUAL REPORT

     The Annual Report to Stockholders of Enesco for the year ended December 31, 2003, including our financial statements for our 2003 fiscal year, accompanies this proxy statement.

                            OUR LARGEST STOCKHOLDERS

     On March 31, 2004, there were outstanding 14,196,501 shares of our common stock, which is the only class of stock outstanding and entitled to vote at the Annual Meeting. The holders of these shares will be entitled to cast one vote for each share of common stock held of record as of March 31, 2004. To the best of Enesco's knowledge, the beneficial owners of more than 5% of the common stock as of December 31, 2003 were as follows:

                  NAME AND ADDRESS OF                        AMOUNT AND NATURE      PERCENT
                    BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP   OF CLASS
                  -------------------                     -----------------------   --------
Dimensional Fund Advisors, Inc. ........................    1,066,711 shares(1)       7.5%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Fidelity Management & Research Co. .....................    1,029,600 shares(2)       7.3%
82 Devonshire St.
Boston, Massachusetts 02109
David L. Babson and Company Incorporated................      943,050 shares(3)       6.6%
One Memorial Drive
Cambridge, MA 02142
Heartland Advisors......................................      764,300 shares(4)       5.4%
789 North Water Street
Milwaukee, WI 53202

---------------
(1) Based on a statement on Schedule 13G filed with the SEC on February 6, 2004 by Dimensional Fund Advisors, Inc. (DFA). DFA has sole voting and dispositive power over 1,066,711 shares.
(2) Based on a statement on Schedule 13G filed with the SEC on February 17, 2004 by Fidelity Management Research Co. (Fidelity). Fidelity has sole dispositive power over 1,029,600 shares.
(3) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission (SEC) on February 10, 2004 by David L. Babson and Company Incorporated (Babson). Babson has sole voting power over 846,900 shares and sole dispositive power over 943,050 shares.
(4) Based on a statement on Schedule 13G filed with the SEC on February 13, 2004 by Heartland Advisors, Inc. (Heartland). Heartland has shared voting power of 755,800 shares and shared dispositive power over 764,300 shares.

              SHARES HELD BY OUR DIRECTORS AND EXECUTIVE OFFICERS

     Our management beneficially owned, as of March 31, 2004, shares of our common stock as follows:

                                                                 SHARES UNDERLYING
                                       OUTSTANDING SHARES       STOCK OPTIONS-AMOUNT
                                      OF THE COMMON STOCK-         AND NATURE OF
                                       AMOUNT AND NATURE             BENEFICIAL          PERCENT
NAME OF BENEFICIAL OWNER           OF BENEFICIAL OWNERSHIP(1)     OWNERSHIP(1)(2)      OF CLASS(3)
------------------------           --------------------------   --------------------   -----------
John F. Cauley...................            32,835                    21,875             ***%
Daniel DalleMolle................            20,486(4)                425,000            3.14%
George R. Ditomassi..............            10,336                     3,375             ***%
Eugene Freedman..................           150,331(5)                 91,600            1.70%
Judith R. Haberkorn..............            19,115                     7,875             ***%
Donald L. Krause.................             8,190                     3,207             ***%
Donna Brooks Lucas...............            15,373                     4,875             ***%
Hector J. Orci...................               661                         0             ***%
Thane A. Pressman................            11,336                     3,375             ***%
Anne-Lee Verville................            52,482                     7,875             ***%
Jeffrey S. Smith.................             7,648(6)                 78,262             ***%
Josette V. Goldberg..............             3,757(7)                 63,500             ***%
Thomas F. Bradley................             6,214(8)                 36,208             ***%
All Directors and Executive
  Officers as a Group (15
  persons).......................           343,802                   789,402            7.98%

---------------
(1) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power. Fractional amounts have been rounded to the nearest whole share of the common stock.
(2) Reflects the number of shares of common stock which the Directors, executive officers and Directors and executive officers as a group beneficially own by reason of options which are exercisable within 60 days of March 31, 2004.
(3) Unless otherwise noted, the percent of class is less than 1%.
(4) Reflects 17,300 shares of common stock owned by Mr. DalleMolle and 3,186 shares held in Mr. DalleMolle's 401(k) account as of December 31, 2003.
(5) Reflects 5,365 shares of common stock owned by Mr. Freedman, 135,734 shares of common stock owned by the Eugene Freedman Family Limited Partnership, of which Mr. Freedman is the general partner, and 5,000 shares owned by the Eugene Freedman Family Foundation, of which Mr. Freedman is an officer and a director. Mr. Freedman shares voting and investment power over these shares and disclaims any beneficial interest in all such shares, except to the extent of his direct and indirect pecuniary interest in the Limited Partnership and the Foundation. There were 4,232 shares held in Mr. Freedman's 401(k) account as of December 31, 2003.
(6) Reflects 1,500 shares of common stock owned by Mr. Smith, 100 shares owned by Mr. Smith's daughter and 6,048 shares held in Mr. Smith's 401(k) account as of December 31, 2003.
(7) Reflects 150 shares of common stock owned by Ms. Goldberg and 3,607 shares held in Ms. Goldberg's 401(k) account as of December 31, 2003.
(8) Reflects 6,000 shares of common stock owned by Mr. Bradley and 214 shares held in Mr. Bradley's 401(k) account as of December 31, 2003.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     Effective as of the Annual Meeting, the Board consists of nine members who are divided into three classes serving three years each, with one class being elected each year. As required under the New York Stock Exchange rules, a majority of the members of the Board are independent, non-employee directors. The Board has adopted several policies concerning resignation and retirement of Directors from the Board, one providing for review by the Board of the continued membership of a Director following a change in his or her principal employment, and another providing for a Director's mandatory retirement at age 72, except for Mr. Freedman, who is not subject to this policy. Mr. Cauley is retiring from the Board and not standing for re-election.

     The three current Class III Directors, Mr. George R. Ditomassi, Mr. Hector
J. Orci and Ms. Anne-Lee Verville, are nominated for re-election to the Board. The Board proposes their re-election for three-year terms scheduled to expire at the Annual Meeting of Stockholders in 2007.

     If for any reason any nominee is not available to serve when the election occurs, the persons named as proxies in the proxy cards will vote the proxies in accordance with their best judgment. The Board has no reason to believe that any nominee will not be available to serve as a Director.

               INFORMATION AS TO BOARD OF DIRECTORS AND NOMINEES

NOMINEES FOR DIRECTORS IN CLASS III
TERMS EXPIRING IN 2007
--------------------------------------------------------------------------------

GEORGE R. DITOMASSI                 Chief Executive Officer and Director of Summit American
  Director since 2000               Television in Naples, Florida since November, 2002. Formerly
  Age 69                            Co-Chief Executive Officer and Director of Shop At Home
                                    Network from October 2001 until October 2002. Chairman of
                                    the Board at the Milton Bradley Company and Chief Operating
                                    Officer of Hasbro, Inc. from 1990-1998, and past President of Hasbro International from 1996 to 1997. Also on Board of
                                    Directors for Milton Bradley Company, the Basketball Hall of
                                    Fame and Toy Manufacturers of America. Mr. Ditomassi served on the Audit and the Compensation and Stock Option Committee
                                    in 2000, and he currently is a member of the Executive,
                                    Audit and Compensation Committees.
------------------------------------------------------------------------------------------------
HECTOR J. ORCI                      Founding General Manager of La Agencia de Orci & Associates
  Director since 2003               since 1986. Instructor of Hispanic marketing and advertising
  Age 61                            at UCLA University in Los Angeles, CA and columnist for La
                                    Opinion, a Los Angeles newspaper. Previously held positions at Alberto-Culver and Procter & Gamble. Past president of
                                    the Association of Hispanic Advertising Agencies (AHAA).
                                    Inducted into the Se Habia Espanol Hall of Fame in 1997.
                                    Also on the Board of Directors/Trustees for the New Visions
                                    Foundation and the Los Angeles Children's Bureau. Member of
                                    the Audit and Governance Committees.
------------------------------------------------------------------------------------------------

ANNE-LEE VERVILLE                   Chairman of the Board since 2001. Interim President and CEO
  Director since 1991               from January through March, 2001; Office of the Chairman
  Age 58                            from June 2000 until March 2001. Retired as General Manager-
                                    Worldwide Education Industry of International Business
                                    Machines Corporation ("IBM") (advanced information
                                    technologies), White Plains, NY, in 1997, after 30 years
                                    with IBM. Also, Trustee of Columbia Management Funds,
                                    Boston, MA and Director of Fleet Hedge Fund, Boston, MA.
                                    Member of the Audit, Executive and Governance Committees.
------------------------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE IN CLASS I
TERMS EXPIRING IN 2005
------------------------------------------------------------------------------------------------
JUDITH R. HABERKORN                 Retired as President-Consumer Sales and Service, Bell
  Director since 1993               Atlantic Corp. (telecommunications services), New York, NY,
  Age 57                            in 2000. Formerly President- Public and Operator Services,
                                    at Bell Atlantic Corp. from 1997 to 1998, having previously served as Vice President, Individual Communication Services,
                                    NYNEX Corporation, New York, NY ("NYNEX"), from 1995 to
                                    1997, and as Vice President-Consumer Markets, at NYNEX, from
                                    1994 to 1995. Also Director of Armstrong World Industries
                                    Inc., Lancaster, PA. and MCI, Ashburn, VA. Member of the
                                    Audit, Governance and Compensation Committees.
------------------------------------------------------------------------------------------------
DONALD L. KRAUSE                    Retired as Senior Vice President and Controller of Newell
  Director since 2001               Rubbermaid, Inc. in 1999. Formerly President of Newell's
  Age 64                            Industrial Companies Business Unit from February 1988 to
                                    February 1990 and Vice President-Controller from November
                                    1974 to January 1988. Also on the Board of Circuit Check
                                    Inc. Chairman of Enesco's Audit Committee and a member of
                                    the Governance Committee.
------------------------------------------------------------------------------------------------
THANE A. PRESSMAN                   Formerly President and CEO of Carvel Corporation from April
  Director since 2000               2002 until April 2003, a retailer and distributor of ice
  Age 58                            cream products. Formerly President and CEO of Tone Brothers,
                                    Inc. from 1998 until 2001, a $300 million U.S. subsidiary of
                                    Burns Philip & Co., Ltd., and second largest herb and spice company in the U.S. President and CEO, Labatt-USA from 1993 until 1998. Previously held positions at Procter & Gamble
                                    and Sara Lee. Also a Trustee, Springfield College and has
                                    served as a Trustee of AFS International and Director
                                    AFS-USA (American Field Service). Member of the Audit and
                                    Compensation Committees.
------------------------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE IN CLASS II
TERMS EXPIRING IN 2006
------------------------------------------------------------------------------------------------
DANIEL DALLEMOLLE                   President and Chief Executive Officer since March 28, 2001.
  Director since 2001               Formerly Group President, Hardware and Tool Companies of
  Age 53                            Newell Rubbermaid, Inc. from 1999 until 2001. President and
                                    Chief Operating Officer of Intermatic, Inc. from 1998 until
                                    1999. President of Lee Rowan Company of Newell Rubbermaid
                                    from 1996 until 1998. President of Anchor Hocking Glass of
                                    Newell from 1992 until 1996. Also Director of Juno Lighting
                                    Inc., Bushnell Optics and Ames TrueTemper. Member of
                                    Enesco's Executive Committee.
------------------------------------------------------------------------------------------------
EUGENE FREEDMAN                     Founding Chairman since 1998. Formerly Executive Vice
  Director since 1997               President of the Company from 1988 until 1998 and Vice
  Age 79                            Chairman from 1997 until 1998. Also served as Founding
                                    Chairman of Enesco Corporation, a former subsidiary of
                                    Enesco, of which he was a founder in 1959. Member of
                                    Enesco's Executive Committee.
------------------------------------------------------------------------------------------------

DONNA BROOKS LUCAS                  President and Chief Executive Officer of DBL Multi-Media
  Director since 1999               Group, Chicago, Illinois (creative and strategic business
  Age 51                            communications) since 1995. Formerly President, BR&R
                                    Communications, Inc., a public relations agency specializing in African-American consumer and healthcare marketing,
                                    having previously served as Senior Vice President, Director of Marketing at Burson-Marsteller. Member of the Economic
                                    Club of Chicago, Northwestern University Medill School of
                                    Journalism Board of Visitors, the Executive Leadership
                                    Council, the Urban League, the NAACP and The Links
                                    Incorporated. Chair of the Compensation Committee and member of the Audit and Governance Committees.
------------------------------------------------------------------------------------------------

                     COMPENSATION OF NON-EMPLOYEE DIRECTORS

     The Board establishes the compensation paid to each Director who is not an employee of Enesco. Effective at the Annual Meeting the current compensation amounts are as follows:

          (1) For service as a non-Chairman member of the Board, a retainer of $30,000 per annum, of which $15,000 is paid in common stock valued as of the day following the Annual Meeting, plus $1,500 for attendance at each meeting of the Board;

          (2) For service as Chairman of the Board, $75,000 per annum, of which $37,500 is paid in common stock valued as of the day following the Annual Meeting, plus $1,500 for attendance at each meeting of the Board and $1,500 for attendance at a committee meeting;

          (3) For service as a committee member, an attendance fee of $1,500 ($3,000 for service as Chairman of a committee and $5,000 for service as Chairman of an Audit Committee meeting) and for each other meeting attended by any Director, which is held in connection with the selection of potential nominees for positions on the Board.

     In addition, each then serving non-employee Director receives a grant as of the day following the Annual Meeting in that year, of 1,500 non-qualified options to purchase Enesco common stock at an exercise price equal to the closing price of the common stock on the grant date. This will increase to a grant of 2,000 non-qualified options annually to each non-employee Director if the amendment and restatement of the 1999 Non-Employee Directors Stock Plan is approved at the Annual Meeting. The options become exercisable equally over four years, with 25% of the shares of common stock subject to the option becoming exercisable on each of the first four anniversary dates of the date of grant of the option, and expire on the tenth anniversary of the grant.

     Directors also receive reimbursement from Enesco for expenses incurred while serving as Directors. Directors who are also employees of Enesco receive no additional compensation for their services as Directors.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The following table shows the membership of Enesco's committees as of March 31, 2004. An asterisk indicates chairperson.

                                                                                              NOMINATING AND
NAME                                                AUDIT      COMPENSATION      EXECUTIVE      GOVERNANCE
----                                                -----    ----------------    ---------    --------------
John F. Cauley..................................      x                              x              *
Daniel DalleMolle...............................                                     x
George R. Ditomassi.............................      x             x                x
Eugene Freedman.................................                                     x
Judith R. Haberkorn.............................      x             x                               x
Donald L. Krause................................      *                                             x
Donna Brooks Lucas..............................      x             *                               x
Hector J. Orci..................................      x                                             x
Thane A. Pressman...............................      x             x
Anne-Lee Verville...............................      x                              *              x

Committees

     The Audit Committee held three meetings during 2003. This Committee, which consists entirely of non-employee, independent Directors, provides oversight of the Enesco audit, accounting, reporting and control practices and provides a non-management link between the Board and the Enesco internal audit function. This Committee reviews the activities of the internal auditors and the Enesco independent public accountants. It also reviews the adequacy of the Enesco accounting, financial and operating controls and reports to the full Board as necessary. The Audit Committee's responsibilities also include appointment of Enesco's independent public accountants.

     During 2003, the Audit Committee operated pursuant to an Audit Committee Charter which complies with Rule 303 of the New York Stock Exchange Listed Company Manual relating to Audit Committee standards. All members of the Audit Committee were independent as defined in Rule 303, except Anne-Lee Verville, former Interim President and Chief Executive Officer (on a non-employee basis) from January 1, 2001 until March 28, 2001. Under the override provision of
Section 303.02(D) of the Manual, the Board of Directors determined that during the period when serving as Interim President and Chief Executive Officer,

Ms. Verville was independent of management and had no relationship that would interfere with her independent judgment as a member of the Audit Committee. The Board further determined in its business judgment that Ms. Verville's membership on the Audit Committee was required in the best interests of Enesco and its stockholders.

     Effective March 29, 2004, all members of the Audit Committee were determined to be "independent" as defined in Rule 303A. The criteria used by the Board to determine independence are that the Audit Committee member (i) must be free of any relationship with the Company that would interfere with his or her exercise of independent judgment; (ii) cannot have received any compensation from Enesco, other than Director and committee fees; (iii) cannot have been an Enesco employee within a three year period prior to his/her appointment; (iv) cannot be affiliated with or employed by, or have an immediate family member who is affiliated with or employed in a professional capacity by, KPMG; and (v) cannot be employed by, or have an immediate family member who is employed by, another company where any of Enesco's executive officers serve on that company's compensation committee. Donald Krause, Chairman of the Audit Committee, has been designated as a "financial expert" under SEC regulations and meets the financial expert requirements under the New York Stock Exchange rules. The Audit Committee now operates pursuant to an Audit Committee Charter which complies with Rule 303A.06 of the New York Stock Exchange Listed Company Manual relating to Audit Committee standards, a copy of which is attached as Annex A and also posted on the Investor Relations -- Governance section of Enesco's website at www.enesco.com.

     The Human Resources and Compensation Committee held five meetings during 2003. This Committee, which also consists entirely of non-employee, independent Directors (who meet the independence requirements under the New York Stock Exchange rules), determines compensation policy for Enesco, approves or recommends to the Board compensation of the Directors and officers of Enesco and reviews and acts on recommendations from the Chief Executive Officer regarding the award of stock options and administration of the stock option plans of Enesco and the Non-employee Director Stock Plan. A copy of the Human Resources and Compensation Committee Charter is posted on the Investor
Relations -- Governance section of Enesco's website.

     The Executive Committee did not hold a meeting during 2003. This Committee, which consists of five Directors, three of whom are non-employee independent Directors, acts on behalf of the Board on important matters that arise between meetings of the Board and performs other tasks as delegated by the Board.

     The Nominating and Governance Committee held three meetings during 2003. This Committee, which consists entirely of non-employee, independent Directors (who meet the independence requirements under the New York Stock Exchange rules), provides the Board with Director and corporate officer recommendations, proposes to the Board each year a slate of Directors for recommendation and submission to the stockholders at the next annual meeting of stockholders and deals with all aspects of the Director selection process, reviewing prospective Director candidates in the light of anticipated resignations and retirements and Board composition. The criteria used by the Nominating and Governance Committee in selecting new Directors, which criteria have been approved by the Board, include, but are not limited to, integrity, sound judgment, record of proven accomplishments as at least a general manager with responsibility for business profit and loss, willingness to take the time necessary to gain a strong understanding of Enesco's business, and compatibility with Enesco's business and other Directors. A copy of the Nominating and Governance Committee Charter is posted on the Investor Relations -- Governance section of Enesco's website.

     In addition to the Committee meetings referred to above, the full Board held nine regular meetings during 2003. Each director attended more than 75% of the total number of meetings of the Board and

Committees on which he or she served. Each director is invited to attend the Annual Meeting of Stockholders and last year all members of the Board attended the Annual Meeting.

     The non-employee independent Directors meet in executive session at each meeting of the Board. Anne-Lee Verville, the Chairman of the Board, presides at the executive sessions. You may communicate with the Board of Directors by writing a letter to the Chairman of the Board, the Chairman of the Nominating and Governance Committee or to any independent director c/o Enesco Group, Inc., 225 Windsor Drive, Itasca, IL 60143 Attn: Secretary and General Counsel. The Secretary and General Counsel will regularly forward to the addressee all letters relevant to the running of the business. In that regard, the Enesco Board of Directors has requested that certain items unrelated to the duties and responsibilities of the Board not be forwarded, such as: spam, junk mail and mass mailing, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, any material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any material that is not forwarded will be made available to any outside Director upon request.

     In accordance with Enesco's Articles of Incorporation, nominations for the election of Directors at an annual meeting of stockholders may be made by the Board, the Nominating and Governance Committee or any stockholder entitled to vote generally in the election of Directors. However, a stockholder may nominate one or more persons for election as a Director at an annual meeting of stockholders only if the stockholder gives notice in writing to the Secretary of Enesco at least 45 days in advance of the anniversary of the date of the previous annual meeting of stockholders, which notice includes:

          (a) The name and address of the stockholder who intends to make the nomination and the name and address of each person to be nominated;

          (b) A representation that the stockholder is a holder of record of common stock and intends to appear in person or by proxy at the next annual meeting of stockholders to nominate the person or persons identified in the notice;

          (c) A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

          (d) Such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

          (e) The consent of each nominee to serve as a Director if so elected.

                                  PROPOSAL 2:
  APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1999 NON-EMPLOYEE DIRECTOR
                                   STOCK PLAN

GENERAL

     On January 20, 1999, the Board of Directors of Enesco adopted the 1999 Non-Employee Director Stock Plan (the "1999 Director Plan"). The Amended and Restated 1999 Non-Employee Director Stock Plan described herein amends and restates in its entirety the 1999 Non-Employee Director Stock Plan. The

Amended and Restated 1999 Non-Employee Director Stock Plan (the "Director Plan") was adopted by the Board on December 9, 2003, subject to stockholder approval.

     The Amended and Restated 1999 Non-Employee Director Stock Plan increases the number of shares available for grant from 100,000 to 300,000 shares of Enesco common stock. The amendment also provides for the annual automatic grant of non-qualified stock options to non-employee directors which is currently provided for under the 1996 Stock Option Plan. Amendments to the 1996 Stock Option Plan are being proposed (as Proposal No. 3) to remove the stock option grants to non-employee directors from the 1996 Stock Option Plan provisions. Additional changes to the 1999 Director Plan were made to accommodate the inclusion of option grants, with terms such as acceleration of vesting, adjustments in capitalization and change in control and transferability.

     The Director Plan is intended to encourage non-employee directors of Enesco to acquire or increase their ownership of common stock of Enesco on reasonable terms, and to foster a strong incentive to put forth maximum effort for the continued success and growth of Enesco and its subsidiaries. The Director Plan provides for the granting of non-qualified stock options to purchase an aggregate of 2,000 shares of the common stock and stock awards the day after each annual meeting of stockholders to each of the non-employee directors of Enesco. The non-employee directors who will be eligible to receive stock options and stock awards under the Director Plan are George R. Ditomassi, Judith R. Haberkorn, Donald L. Krause, Donna Brooks Lucas, Hector J. Orci, Thane A. Pressman and Anne-Lee Verville.

     The complete text of the Director Plan is attached as Annex B to this Proxy Statement. The following summary is qualified in its entirety by reference to Annex B.

OPTION GRANTS

     Each of the directors eligible to participate in the Director Plan will be entitled to receive an option to purchase 2,000 shares of common stock the day following each annual meeting of the stockholders of Enesco. If the number of shares available to grant under the Director Plan on a scheduled date of grant is insufficient to make all the grants, then each eligible director will receive an option to purchase a pro rata number of the available shares.

     The option price per share for grants will be the fair market value of the shares of common stock on the date of grant. Under the Director Plan, fair market value is generally the closing price of the common stock on the New York Stock Exchange ("NYSE") on the date of grant if it is a business day (if the date of grant is not a business day, then fair market value is the closing price of the common stock on the last business day prior to the date of grant).

     The options granted under the Director Plan will be exercisable for a term of ten years from the date of grant, subject to earlier termination, and unless determined otherwise by the Board may be exercised on the earlier of (i) 25% annual increments commencing on the first anniversary of the date of grant and
(ii) (a) 50% of the shares subject to the option if the fair market value of the shares is above 125% of the exercise price for 10 consecutive trading days, (b) the remaining 50% of the shares if the fair market value of the shares is above 150% of the exercise price for at least 10 consecutive trading days.

STOCK AWARDS

     Each of the non-employee directors shall also be entitled to receive a stock award on the day after the annual meeting of stockholders of Enesco. Such grant shall be that number of shares having a fair market value equal to the dollar amount designated by the Board from time to time as part of its remuneration policy. The Board has currently designated: (a) $37,500 as Chairman of the Board compensation to be paid in stock, which would entitle the Chairman of the Board to 3,260 shares based on $11.50 per share (the closing price of Enesco common stock on March 31, 2004) and (b) $15,000 as non-employee director compensation to be paid in stock, which would entitle each of the non-employee directors to 1,304 shares based on a $11.50 per share (the closing price of Enesco common stock on March 31, 2004). No fractional shares will be issued to such directors. The directors may be required to pay the par value of the shares granted. Each of George R. Ditomassi, Judith R. Haberkorn, Donald L. Krause, Donna Brooks Lucas, Hector J. Orci, Thane A. Pressman and Anne-Lee Verville will be entitled to a grant on the day following the Annual Meeting held May 19, 2004 if the Director Plan is approved. Under the Director Plan, fair market value is generally the closing price of the common stock on the NYSE on the date of the grant (if the date of grant is not a business day, then fair market value is the closing price of the common stock on the last business day prior to the date of grant).

SHARES SUBJECT TO THE DIRECTOR PLAN

     The Director Plan as amended authorizes the issuance of 300,000 shares of Enesco common stock. There are currently 100,000 shares authorized of which 4,903 are available for issuance. Shares relating to awards that are forfeited, terminated or cancelled will be available for future issuance. Assuming approval of the Director Plan 204,903 shares will be available for future grants. The committee may adjust the aggregate number of shares under the Director Plan in the event of a change affecting the Enesco common stock, such as stock dividends, recapitalization, reorganization and mergers.

ACCELERATION OF VESTING

     In the event that a director ceases to be a member of the Board (other than for cause), an option may be exercised by the director (to the extent the director was entitled to do so at the time he/she ceased to be a member of the Board) at any time within three years after he/she ceases to be a member of the Board, but not beyond the term of the option. If the director is removed for cause then all outstanding options will be forfeited and cancelled. Notwithstanding the foregoing, in the event a director ceases to be a member of the Board for any reason within six months of the date of grant of any options, any outstanding options granted within such six month period will be forfeited and cancelled.

ADJUSTMENTS IN CAPITALIZATION AND CHANGE IN CONTROL

     Options granted under the Director Plan will be subject to adjustment upon a stock dividend, stock split, combination or exchange of shares, recapitalization, reclassification, merger, consolidation, separation, reorganization, partial or complete liquidation, or other similar events affecting the common stock. Options will not be transferable other than by will or pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order, and will be exercisable during the lifetime of an option holder only by such holder or his personal representative in the event of disability.

     In the case of an unusual corporate event such as a liquidation, merger, reorganization or other business combination, acquisition or change of control of Enesco through tender offer or otherwise, the Board may, on a case by case basis, terminate any options upon the consummation of the unusual corporate event provided that prior to the consummation of the unusual corporate event any outstanding options that will be terminated shall become immediately vested.

AMENDMENTS AND TERMINATION

     The Director Plan will terminate January 20, 2009 and neither options nor stock awards may be granted under the Director Plan after that date, although the terms of any option may be amended in accordance with the Director Plan at any date prior to the end of the term of such option. Any options outstanding at the time of termination of the Director Plan will continue in full force and effect according to the terms and conditions of the option and the Director Plan. The Director Plan may be amended by the Board, provided that stockholder approval will be necessary if any amendment to the Director Plan or option increases or decreases any exercise price after the date of grant, or as required under Rule 16b-3 or the rules of any exchange on which the Company's securities are listed, and no amendment may impair any of the rights of any holder of an option previously granted under the Director Plan without the holder's consent.

ADMINISTRATION

     The Director Plan will be administered by the Board; however, the Board may delegate its administrative duties to the Human Resources and Compensation Committee of Enesco. Most of the principal terms of the option grants are fixed in the Director Plan, therefore, the Committee will have no discretion to select which directors receive options, the number of shares of common stock subject to such grants, or the exercise price of options.

FEDERAL INCOME TAX CONSEQUENCES

     Non-Qualified Options. Option holders will not generally realize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an option holder will recognize ordinary compensation income in an amount equal to the excess of (i) the fair market value of the shares received, over (ii) the exercise price paid therefore. An option holder will generally have tax basis in any shares received pursuant to the exercise of a non-qualified stock option that equals the fair market value of such shares on the date of exercise. Enesco (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an option holder under the foregoing rules.

     Stock Awards. Generally, a director to whom a stock award is made will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the director for such common stock, and such amount will then be deductible for federal income tax purposes by Enesco. Alternatively, if the recipient of a stock award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of common stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the director for such common stock, and such amount will then be deductible by Enesco. In the event of the forfeiture of the common stock included in a stock award, the director will not be entitled to any deduction except to the extent the director paid for such common stock. Upon a sale of the common stock included in the stock award, the director will recognize a capital gain or loss, which will be a long term capital gain or loss if held for more than one year, equal to the difference between the amount realized from such sale and the director's tax basis for such shares of common stock.

NEW PLAN BENEFITS

     On May 20, 2004, each of George R. Ditomassi, Judith R. Haberkorn, Donald
L. Krause, Donna Brooks Lucas, Hector J. Orci, Thane A. Pressman and Anne-Lee Verville (assuming re-election) will be entitled to an option to purchase 2,000 shares of common stock of Enesco at an exercise price equal to the closing price of the common stock on the NYSE on May 20, 2004 and such aggregate number of shares having a value of $125,000 based on the closing price on the NYSE on May 20, 2004.

     The Common Stock grants that will be made to non-employee directors under the Plan, are described under "Compensation of Non-Employee Directors" and dependent upon the closing price of Enesco's common stock as of the day following its annual meetings. If approved, each non-employee director will receive a grant of 2,000 non-qualified options to purchase Enesco common stock on the day following the annual meeting each year. The following table sets forth, for each of the non-employee directors and for the non-employee directors as a group, all stock grants received prior to March 31, 2004 under the Plan.

                                                                               NO. OF OPTIONS
                                                                               RECEIVED UNDER
                                             NO. OF SHARES RECEIVED UNDER     1996 STOCK OPTION
NAME OF NON-EMPLOYEE DIRECTOR               1999 NON-EMPLOYEE DIRECTOR PLAN         PLAN
-----------------------------               -------------------------------   -----------------
John F. Cauley............................               9,500                     12,000
George R. Ditomassi.......................              10,336                      5,663
Judith R. Haberkorn.......................              13,363                     12,000
Donald L. Krause..........................               8,190                      4,332
Donna Brooks Lucas........................              12,973                      6,000
Hector J. Orci............................                 661                        674
Thane A. Pressman.........................              10,336                      5,663
Anne-Lee Verville.........................              21,462                     12,000
All Non-Employee Directors as a group                   86,821                     58,332
                                                        ------                     ------
     Total................................              86,821                     58,332
                                                        ======                     ======

VOTE NECESSARY TO APPROVE THE AMENDED AND RESTATED 1999 DIRECTOR PLAN

     The affirmative vote of the holders of a majority of the shares of Enesco's common stock voted on this matter at the Annual Meeting, a quorum being present, will be required to approve the Amended and Restated 1999 Non-Employee Director Plan. Abstentions will count as a vote against the proposal, but broker non-votes will have no effect. If the Amended and Restated 1999 Non-Employee Director Plan is not approved by Enesco stockholders at the Annual Meeting, the 1999 Director Plan will continue to read in the form currently in effect providing for only stock awards; however, there will not be a sufficient number of shares available under the Plan to make the full awards in 2004.

     THE BOARD OF DIRECTORS OF ENESCO RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF PROPOSAL NO. 2.

                                  PROPOSAL 3:
                   APPROVAL OF THE AMENDMENT AND RESTATEMENT
             OF THE 1996 STOCK OPTION PLAN TO PROVIDE FOR LONG-TERM
                 INCENTIVE AWARDS IN ADDITION TO STOCK OPTIONS.

     On January 24, 1996, the Board of Directors of Enesco adopted, and on April 25, 1996, Enesco's stockholders approved, the 1996 Stock Option Plan as part of a continuing effort to encourage key management employees of Enesco and its subsidiaries to acquire a proprietary interest in Enesco through ownership of Enesco common stock, to continue in their service with Enesco and help attract other qualified persons to become employees and directors. On December 4, 2002 the Board adopted an amendment to the 1996 Stock Option Plan, which was approved by the Enesco stockholders on April 24, 2003.

     On December 9, 2003, the Board adopted the Amended and Restated 1996 Stock Option Plan and renamed it the Amended and Restated 1996 Long-Term Incentive Plan (the "Amended and Restated Incentive Plan"), subject to stockholder approval. The Amended and Restated Incentive Plan amends and restates the 1996 Stock Option Plan in its entirety.

     In order to provide the Human Resources and Compensation Committee with a more competitive equity compensation package, the Amended and Restated Incentive Plan provides for the grant of restricted shares, stock awards, performance awards and stock appreciation rights, in addition to both incentive and non-qualified option awards as previously provided for under the provisions of the plan. The Amended and Restated Incentive Plan also: (1) modifies the vesting provisions of the option awards to provide the Committee with more flexibility;
(2) imposes restrictions on the number of awards granted; (3) eliminates the non-employee director options grant provisions (now contained in the Amended and Restated 1999 Non-Employee Director Stock Plan); (4) modifies the acceleration and termination provisions relating to options; and (5) provides the Committee with discretion to make tax gross-up payments, among other matters.

     The Board believes that providing key management employees with a proprietary interest in the growth and performance of Enesco that more closely mirrors common practices both among competitors and among corporations generally, is crucial to providing an effective incentive to individual performance while at the same time enhancing stockholder value.

     The Board has directed that the Amended and Restated Incentive Plan be submitted to Enesco's stockholders for their consideration and approval. The complete text of the Amended and Restated Incentive Plan is attached as Annex C to this Proxy Statement. The following summary is qualified in its entirety by reference to Annex C.

     The following provides a description of the terms of the Amended and Restated Incentive Plan.

ADMINISTRATION OF THE PLAN

     The Amended and Restated Incentive Plan is administered by the Human Resources and Compensation Committee of the Board which consists of not less than three qualified non-employee, independent directors of Enesco, who are appointed by the Board. Subject to the provisions of the plan and approval of the Board, the Committee is authorized to grant awards, to interpret the plan and such awards, to prescribe, amend and rescind the rules and regulations relating to the plan and the awards and to make other necessary or advisable determinations. The Committee has responsibility for identifying those officers and key management employees of Enesco and its subsidiaries who are eligible to receive awards under the plan. The present members of the Committee are Donna Brooks Lucas (Chairperson), George R. Ditomassi, Judith R.

Haberkorn, and Thane A. Pressman. Committee members serve in such capacity for terms of one year and until their successors are elected and qualified after each annual meeting.

TERMS OF THE PLAN

     Eligibility. The Amended and Restated Incentive Plan provides that officers and key employees of Enesco and its subsidiaries who are selected by the Committee are eligible to receive awards for up to a maximum of 200,000 shares, of which only 100,000 shares may be subject to performance plan awards, SARs, restricted stock awards, and stock awards. In addition, the Committee may not make grants of performance plan awards, SARs, restricted stock awards or stock awards in excess of 900,000 shares over the life of the plan. Subject to the limitations of the plan, the Committee, in its sole discretion, selects the officers and key employees to be granted awards, the time or times when awards will be granted, the type of awards to be granted and the number of shares to be covered by each award. As of March 31, 2004 approximately 40 individuals were entitled to participate in the plan.

     Shares Issuable Under the Plan. If the Amended and Restated Incentive Plan is approved, a total of 3,000,000 shares will be authorized to be issued under the plan. This number has not been modified in connection with the amendment and restatement. Shares that are subject to awards that are forfeited, terminated or cancelled will be available for future issuance. As of March 31, 2004, a total of 1,474,648 shares were available for awards under the plan and 1,462,609 shares were subject to outstanding options. On March 31, 2004, the closing transaction price of a share of Enesco's common stock, as reported in the New York Stock Exchange Composite Transactions, was $11.50.

OPTION AWARDS

     The Committee may grant incentive stock options, non-qualified stock options, or a combination of the two.

     The exercise price of each incentive stock option may not be less than the fair market value of the common stock at the date of grant. Under the Amended and Restated Incentive Plan, the fair market value is generally the closing price of the common stock on the NYSE on the date of grant if it is a business day (if the date of grant is not a business day, then fair market value is the closing price of the common stock on the last business day prior to the date of grant). Unless the Committee determines otherwise, the option price per share of any non-qualified stock option shall be the fair market value of the shares of common stock on the date the option is granted. The exercise price of each incentive stock option granted to any participant possessing more than 10% of the combined voting power of all classes of capital stock of Enesco, or, if applicable, a parent or subsidiary of Enesco, on the date of grant must not be less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.

     Options granted will be exercisable for a term of not more than ten years from the date of grant. In addition, no employee may be granted an incentive stock option to the extent the aggregate fair market value, as of the date of grant, of the common stock with respect to which incentive stock options are first exercisable by such participant during any calendar year exceeds $100,000.

RESTRICTED STOCK AWARDS

     Restricted stock awards are rights granted by the Human Resources and Compensation Committee for shares of common stock subject to forfeiture and other restrictions determined by the Committee. Until the restrictions with respect to any restricted stock award lapse, the shares will be held by Enesco and may not be sold or otherwise transferred by the employee. Except as otherwise determined by the Committee, until the restrictions lapse, the shares will be forfeited if the employee's employment is terminated for any reason. Until the lapse of the restrictions, recipients may not dispose of their restricted stock. Restricted stock awards may be granted in tandem with an option or on a stand alone basis. The Committee may require the employees to pay Enesco an amount equal to the aggregate par value of the shares of common stock to be issued.

STOCK APPRECIATION RIGHTS

     A SAR is a right granted to a participant to receive shares of common stock or cash, or a combination thereof, in an amount equal to the excess of (a) the fair market value of a share of common stock on the date the SAR is exercised over (b) the fair market value of a share of common stock on the date the SAR was granted or, if granted in tandem with an option, at the discretion of the Committee, the option price of the shares subject to the option. SARs may be granted in tandem with an option or on a stand alone basis.

     Each SAR granted in tandem with an option is exercisable only to the extent the related option is exercisable. SARs granted on a stand alone basis are exercisable for a term to be determined by the Committee. Those SARs which are granted in tandem with incentive stock options are not exercisable unless the fair market value of the shares of common stock on the date of exercise exceeds the option price and in no event may the amounts paid pursuant to the SAR exceed the difference between the fair market value of the shares on the date of exercise and the option price.

STOCK AWARDS

     Stock awards may be granted on such terms as the Human Resources and Compensation Committee may determine. The Committee may require the employee to pay Enesco an amount equal to the aggregate par value of the shares of common stock to be issued.

PERFORMANCE PLAN AWARDS

     Performance plan awards may be granted in such form as the Human Resources and Compensation Committee may determine. These awards may include the grant of options, restricted stock awards, stock awards or units (payable in cash or shares) and are subject to the achievement in whole or in part, of certain performance criteria over a designated performance period specified by the Committee. Performance plan awards may be granted alone, in addition to, or in tandem with other awards under the plan. In determining the performance goals the Committee may use such measures as cumulative or non-cumulative return or equity return on assets and operating income, earnings growth, revenue growth or such other individual or aggregate measure or measures it deems appropriate.

TAX GROSS-UP PAYMENTS

     The Human Resources and Compensation Committee, in its sole discretion, may provide that Enesco will make cash payments to a participant who receives an award in an amount equal to the aggregate amount of federal, state and local income and/or excise taxes which such employee would be required to pay as a result of the receipt of shares of common stock pursuant to any award (other than an incentive stock option).

ADJUSTMENTS IN CAPITALIZATION AND CHANGE IN CONTROL

     Awards granted under the Amended and Restated Incentive Plan will be subject to adjustment upon stock dividend, stock split, combination or exchange of shares, recapitalization, partial or complete liquidation, or other similar event affecting the common stock. An award will not be transferable, other than by will or the laws of descent and distribution or, in certain circumstances, pursuant to a qualified domestic relations order, and an award may be exercised, during the lifetime of the holder of the Award, only by the holder, or the holder's personal representative in the event of disability.

     In the case of an unusual corporate event such as a liquidation, merger, reorganization or other business combination, acquisition or change of control of Enesco through tender offer or otherwise, the Board may, on a case by case basis, terminate any awards upon the consummation of the unusual corporate event, provided, however, prior to the consummation of the unusual corporate event, the vesting provisions of those awards that will be terminated will accelerate and all restrictions shall lapse.

AMENDMENT OR TERMINATION OF THE AMENDED AND RESTATED INCENTIVE PLAN

     The Amended and Restated Incentive Plan will terminate on January 23, 2006, and awards will not be granted under the Amended and Restated Incentive Plan after that date although the terms of any award may be amended in accordance with the Amended and Restated Incentive Plan at any date prior to the end of the term of such award. Any awards outstanding at the time of termination of the Amended and Restated Incentive Plan will continue in full force and effect according to the terms and conditions of the award and the Amended and Restated Incentive Plan.

     The Amended and Restated Incentive Plan may be amended by the Board of Directors, provided that stockholder approval will be necessary to increase the number of shares subject to the plan, change the designation of the class of employees eligible to receive awards, decrease the price at which options may be granted, increase or decrease the exercise price of options after the date of grant, or as required under Section 422 of the Tax Code or Rule 16b-3, and the rules of any exchange on which Enesco's shares are listed, and provided further that no amendment may impair any rights of any holder of an award previously granted under the Amended and Restated Incentive Plan without the holder's consent.

AMENDED AND RESTATED INCENTIVE PLAN BENEFITS

     No grants under the Amended and Restated Incentive Plan have been made, although there are outstanding options under the existing version of the Plan. It is not possible at the present time to predict the number of grants that will be made or who will receive grants under the Amended and Restated Incentive Plan because these awards are discretionary, although as of March 31, 2004, approximately 40 employees would have been eligible to receive grants under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Set forth below is a brief summary of certain of the federal income tax consequences to award recipients and to Enesco as a result of the grant and exercise of awards under the Amended and Restated Incentive Plan. This summary is based on statutory provisions, treasury regulations thereunder, judicial decisions and Internal Revenue Service rulings in effect on the date hereof. The summary does not discuss any potential foreign, state or local tax consequences and is not intended as specific tax advice to any option holder.

     Non-Qualified Stock Options. Option holders will not generally realize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an option holder will recognize ordinary compensation income (subject to withholding by Enesco or a subsidiary) in an amount equal to the excess of (i) the fair market value of the shares received, over (ii) the exercise price paid therefor. An option holder will generally have tax basis in any shares received pursuant to the exercise of a non-qualified stock option that equals the fair market value of such shares on the date of exercise. Subject to the discussion under "Tax Code Limitations on Deductibility," Enesco (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an option holder under the foregoing rules.

     Incentive Stock Options. Persons eligible to receive an incentive stock option will not have taxable income for regular tax purposes upon the grant or exercise of such an option. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the exercise price will increase the alternative minimum taxable income of the option holder, which may cause such option holder to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the option holder's regular tax liability in a later year to the extent the option holder's regular tax liability is in excess of an alternative minimum tax for that year. Upon the disposition of shares acquired upon exercise of an incentive stock option that have been held for the requisite holding period (two years from the date of grant and one year from the date of exercise of the incentive stock option) an option holder will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the option holder for the shares. However, if an option holder disposes of shares that have not been held for the requisite holding period (a "Disqualifying Disposition"), the option holder will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the shares at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of a arms-length Disqualifying Disposition to an unrelated party) exceeds the exercise price paid by the option holder for such shares. An option holder would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the shares on the exercise date.

     Enesco and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless an option holder makes a Disqualifying Disposition of the shares. If an option holder makes a Disqualifying Disposition, Enesco (or a subsidiary) will then, subject to discussion below under "Tax Code Limitations on Deductibility" be entitled to a tax deduction that corresponds as to timing and amount with a compensation income recognized by an option holder under the rules described in the preceding paragraph.

     Payment of Exercise Price in Shares. If an option holder transfers previously held shares of Enesco's stock (other than common shares acquired by exercise of an incentive stock option that have not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a non-qualified stock option or incentive stock option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the non-qualified stock option or incentive stock option exercise price (although an option holder would still recognize ordinary compensation income upon exercise of a non-qualified stock option in the manner described above). Moreover, that number of shares received upon exercise of an option which equals the number of previously held shares surrendered in satisfaction of the exercise price of the non-qualified stock option or incentive stock option will have a tax basis that equals, and a holding period that includes, the tax basis and the holding period of the previously held shares surrendered in payment of the exercise price of the non-qualified stock option or incentive stock option. Any additional shares received upon exercise of an option will have a tax basis that equals the amount of cash (if any) paid by the option holder, plus the amount of compensation income recognized by the option holder under the rules described above.

     Restricted Stock Awards and Stock Awards. Generally, an employee to whom a restricted stock or stock award is made will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the employee for such common stock, and such amount will then be deductible for federal income tax purposes by Enesco. Alternatively, if the recipient of a restricted stock or stock award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of common stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the employee for such common stock, and such amount will then be deductible by Enesco (or its subsidiary). In the event of the forfeiture of the common stock included in a restricted stock or stock award, the employee will not be entitled to any deduction except to the extent the employee paid for such common stock. Upon a sale of the common stock included in the restricted stock or stock award, the employee will recognize a capital gain or loss, which will be a long term capital gain or loss if held for more than one year, as the case may be, equal to the difference between the amount realized from such sale and the employee's tax basis for such shares of common stock.

     Performance Plan Awards. The federal income tax consequences and Section 16 restrictions will generally be the same for performance plan awards as the underlying grant of options, restricted stock awards, or stock awards. A recipient of units payable in cash or shares of common stock will generally recognize ordinary income for federal income tax purposes in an amount equal to the amount of cash and/or the then fair market value of the shares of common stock received, in the tax year in which received, and Enesco will normally be entitled to a tax deduction for an equivalent amount for the same year.

     Tax Gross-Up Payments. Any cash payment received in conjunction with an award under the Amended and Restated Incentive Plan will be taxed to the employee as ordinary income at the time he or she receives it, and Enesco will be entitled, subject to the limitations of Sections 280G and 162(m) of the Tax Code, to a corresponding tax deduction at such time.

     Stock Appreciation Rights. A recipient employee will not recognize taxable income upon the grant of a SAR. The employee will generally recognize ordinary income for federal income tax purposes in an amount equal to the amount of cash and/or the then fair market value of the shares of common stock received upon exercise of the SAR, in the tax year in which payment is made in respect of a SAR, and Enesco will normally be entitled to a tax deduction for an equivalent amount for the same year.

     Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible by Enesco (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of Enesco (or a subsidiary) to obtain a deduction for future payments under the Plan could also in some circumstances be limited by the golden parachute payment rules of
Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of Enesco (or a subsidiary) to obtain a deduction for amounts paid under the Plan could be limited by Section 162(m) of the Code, which limits to $1,000,000 per officer the deductibility for federal income tax purposes of most compensation paid during a taxable year to certain executive officers of Enesco. However, an exception to this limitation applies in the case of certain performance-based compensation. The Amended and Restated Plan is intended to satisfy the requirements for this exception for option grants and SARs.

TAX WITHHOLDING

     Enesco is authorized to withhold from any award granted under the plan any withholding taxes due in respect of the award or payment. Subject to Human Resources and Compensation Committee approval, a participant may elect to satisfy his or her obligations for the payment of withholding taxes by delivery of shares of common stock.

BENEFITS UNDER THE PLAN

     The Option grants, if any, that will be made to eligible persons under the Plan, other than non-employee directors, are subject to the discretion of the Committee and, therefore, are not determinable at this time. The following table sets forth, for the named executive officers and for other executive officers as a group, all stock options received prior to March 31, 2004 under the Plan.

                                                          NO. OF SHARES UNDERLYING OPTION(S)
NAME AND PRINCIPAL POSITION                              RECEIVED UNDER 1996 STOCK OPTION PLAN
---------------------------                              -------------------------------------
D. DalleMolle..........................................                 200,000
President and Chief Executive Officer
E. Freedman............................................                 187,600
Founding Chairman
J.S. Smith.............................................                  50,762
Senior Vice President,
Sales, Marketing and Product Development
J.V. Goldberg,.........................................                  71,240
Senior Vice President,
Human Resources and Administration
T.F. Bradley...........................................                  43,708
Treasurer
Chief Financial Officer
All Other Executive Officers
  as a Group (2 persons)...............................                  61,020
                                                                        -------
          Total........................................                 614,330
                                                                        =======

VOTE NECESSARY TO APPROVE AMENDMENT

     The affirmative vote of the holders of a majority of the shares of Enesco's common stock voted on this matter at the Annual Meeting, a quorum being present, will be required to approve the Amendment. Abstentions will count as a vote against the proposal, but broker non-votes will have no effect. Stockholder approval for the Amendment is needed in order to permit a full federal income tax deduction to Enesco for certain "performance-based" awards and to comply with the listing rules of the New York Stock Exchange. If the Amendment is not approved by the stockholders at the Annual Meeting, the Plan will continue to read in the form currently in effect, without the changes incorporated in the Amendment.

     THE BOARD OF DIRECTORS OF ENESCO RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 2003, 2002 and 2001, the compensation of the Chief Executive Officer, and the four other most highly compensated executive officers in office at the end of 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                ANNUAL COMPENSATION(1)            AWARDS(2)
                                        --------------------------------------   ------------
                                                                  OTHER ANNUAL    SECURITIES     ALL OTHER
                                                                  COMPENSATION    UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR   SALARY($)(3)   BONUS($)       ($)        OPTIONS (#)        ($)
---------------------------      ----   ------------   --------   ------------   ------------   ------------
D. DalleMolle,(4)..............  2003     $480,000     $457,169      $  --         100,000              --
  President and Chief            2002      500,308      472,914         --         100,000              --
  Executive Officer              2001      350,769      312,000         --         300,000        $140,000
E. Freedman....................  2003     $400,000     $153,699         --          20,000              --
  Founding Chairman              2002      501,923           --         --          20,000              --
                                 2001      615,385           --         --              --              --
J.S. Smith,(5).................  2003     $240,000     $163,270         --          30,762              --
  Senior Vice President,         2002      234,519      158,342         --          20,000              --
  Sales, Marketing and Product
    Development                  2001      151,400      80, 000         --          50,000        $ 83,996
J.V. Goldberg..................  2003     $232,000     $157,832         --          30,000              --
  Senior Vice President,         2002      241,815      163,268         --          20,000              --
  Human Resources and
    Administration               2001      225,462           --         --          25,000              --
T.F. Bradley,(6)...............  2003     $240,000     $161,489         --          43,708        $ 37,513
  Treasurer and                  2002           --           --         --              --              --
  Chief Financial Officer        2001           --           --         --              --              --

---------------

(1) Annual compensation includes bonus compensation for the year, whether paid in the year indicated or in the succeeding year. Annual compensation also includes amounts deferred under Enesco's retirement plans. Compensation information for 2002 and 2001 for Mr. Bradley is not provided because he was not employed at Enesco during those years.

(2) All Long-Term Compensation Awards to the Named Executive Officers during the three-year period were made in the form of non-qualified stock options granted under Enesco's 1991 and/or 1996 Stock Option Plans, or in the case of Messrs. DalleMolle and Smith in 2001, non-qualified stock options from treasury stock as an additional incentive to accept employment with Enesco. No stock appreciation rights ("SARs") were awarded either singly or in tandem with the granted options.

(3) In 2002, Enesco changed from a bi-weekly to semi-monthly payroll, causing each employee to receive six (6) additional days pay and an adjustment for a 24 versus 26 pay-period calculation.

(4) Mr. DalleMolle commenced his employment at Enesco on March 28, 2001. Under the terms of his employment agreement, in addition to his base salary, he was paid a guaranteed bonus of $312,000 for 2001 and a signing bonus of $140,000.

(5) Mr. Smith commenced his employment at Enesco on June 5, 2001. In addition to his base salary, he was paid a guaranteed bonus of $80,000 for 2001. All Other Compensation for 2001 is comprised of a $35,000 starting bonus and relocation expense reimbursement of $48,996. Mr. Smith received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 762 shares at an exercise price of $6.56 as an Achievement Award winner in 2003. He also received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 30,000 shares at an exercise price of $7.94 on April 25, 2003.

(6) Mr. Bradley commenced his employment at Enesco on January 6, 2003. Mr. Bradley received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 33,708 shares as an incentive to accept employment with Enesco. He also received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 10,000 shares at an exercise price of $7.94 on April 25, 2003. All other compensation for 2003 is comprised of a $10,000 starting bonus and relocation expense reimbursement of $27,513.

     The following table contains information concerning individual grants of stock options made to each of the Named Executive Officers during 2003:

                             OPTION GRANTS IN 2003

                                                                                           GRANT DATE
                                               INDIVIDUAL GRANTS(1)                          VALUE
                          --------------------------------------------------------------   ----------
                          NUMBER OF    % OF TOTAL
                          SECURITIES    OPTIONS
                          UNDERLYING   GRANTED TO
                           OPTIONS     EMPLOYEES    EXERCISE OR                            GRANT DATE
                           GRANTED     IN FISCAL    BASE PRICE                              PRESENT
NAME                        (#)(2)        YEAR        ($/SH)         EXPIRATION DATE       VALUE $(5)
----                      ----------   ----------   -----------      ---------------       ----------
D. DalleMolle...........   100,000       19.40            $7.94       April 25, 2013        500,800
E. Freedman.............    20,000        3.88            $7.94       April 25, 2013        100,160
J.S. Smith..............    30,762(3)     5.97      $6.56/$7.94   March 5/April 25, 2013    153,318
J.V. Goldberg...........    30,000        5.82            $7.94       April 25, 2013        150,240
T.F. Bradley............    43,708(4)     8.48      $7.12/$7.94   Jan. 6/April 25, 2013     201,024

---------------

(1) The individual grants described were all made in the form of non-qualified stock options under Enesco's 1996 Stock Option Plan. No SARs were granted during 2003.

(2) All options granted under the 1996 Stock Option Plan in 2003 have a ten-year term and become exercisable only (a) after six months from date of grant and
    (b) either upon the achievement of certain performance criteria or as to 25% of the shares underlying the option on the anniversary of the grant.

(3) Mr. Smith received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 762 shares at an exercise price of $6.56 as an Achievement Award winner in 2003. He also received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 30,000 shares at an exercise price of $7.94 on April 25, 2003.

(4) Mr. Bradley received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 33,708 shares at an exercise price of $7.12 per share as an incentive to accept employment with Enesco. He also received a non-qualified stock option grant under the 1996 Stock Option Plan to purchase 10,000 shares at an exercise price of $7.94 on April 25, 2003.

(5) Enesco used the Black-Scholes option pricing model to determine the present value of each option granted as of its date of grant. The assumptions used relating to the expected volatility, risk-free rate of return, dividend yield and time of exercise were as follows: (i) volatility was calculated based on the daily change in the common stock price during the 250 trading days preceding the option grant date; (ii) risk-free rate of return was the yield as of the option grant date on U.S. Treasury bonds maturing in ten years; (iii) dividend yield was computed based on the then most recent four quarterly dividends paid on the common stock divided by the average of the highest and lowest closing prices for the common stock during the twelve-month period ending on the grant date; and (iv) time of exercise was the full term of the option granted. There were no adjustments made in the option pricing model for non-transferability or risk of forfeiture of the options granted.

     The following table sets forth information concerning the exercise of stock options by each of the Named Executive Officers during the last fiscal year and the value of unexercised stock options held by each of them as of the end of the fiscal year:

                      AGGREGATED OPTION EXERCISES IN 2003
                        AND 2003 YEAR END OPTION VALUES

                                                         NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                SHARES                  UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON    VALUE       OPTIONS AT FY-END(#)              FY-END($)
                               EXERCISE     REALIZED   -------------------------   -------------------------
NAME                              (#)         ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                          -----------   --------   -------------------------   -------------------------
D. DalleMolle...............        --            --        350,000/150,000           $1,399,500/$401,500
E. Freedman.................    33,400      $189,963        113,000/150,600                32,700/116,650
J.S. Smith..................        --            --          60,762/40,000               271,565/104,100
J.V. Goldberg...............        --            --          37,935/65,565               149,055/179,815
T.F. Bradley................        --            --          16,854/26,854                 53,933/77,733

                           EQUITY COMPENSATION PLANS

     Enesco historically has three equity incentive plans under which our equity securities have been authorized for issuance to our employees or directors: (1) the 1991 Stock Option Plan; (2) the 1996 Stock Option Plan; and (3) the 1999 Non-Employee Director Stock Plan. The 1991 and 1996 Stock Option Plans have each been approved by our stockholders. The 1999 Non-Employee Director Stock Plan was not approved by stockholders, as it provides for automatic, annual grants from treasury shares to each non-employee director as part of their compensation for serving on Enesco's Board. An amendment and restatement of each of the 1996 Stock Option Plan and the 1999 Non-Employee Director Stock Plan is being presented to our stockholders for approval at this Annual Meeting. For details, please see the description of the plans in Proposal 2 and 3 in this Proxy Statement. Our 1991 Stock Option Plan expired on January 23, 2001 and consequently, future option grants to employees will be made from the 1996 Stock Option Plan.

     In addition, from time to time, Enesco has issued (a) warrants to purchase shares of our common stock to non-employees, such as licensors and (b) options to purchase shares of our common stock to newly hired employees as an additional incentive to accept employment with Enesco. These warrants and stock option grants to newly hired employees were approved by the Board of Directors, but were not approved by our stockholders. Only treasury shares may be issued upon the exercise of these warrants and stock options.

Summary Table

     The following table sets forth certain information as of December 31, 2003, with respect to compensation plans under which shares of Enesco common stock may be issued. As a result of the expiration of the 1991 Stock Option Plan, no further shares are available for issuance under that Plan.

                                                                       WEIGHTED-
                                                    NUMBER OF       AVERAGE EXERCISE        NUMBER OF
                                                SECURITIES TO BE        PRICE OF           SECURITIES
                                                   ISSUED UPON        OUTSTANDING      REMAINING AVAILABLE
                                                   EXERCISE OF          OPTIONS,       FOR FUTURE ISSUANCE
                                                OPTIONS, WARRANTS     WARRANTS AND        UNDER EQUITY
PLAN CATEGORY                                     AND RIGHTS(#)        RIGHTS($)       COMPENSATION PLANS
-------------                                   -----------------   ----------------   -------------------
EQUITY COMPENSATION PLANS APPROVED BY OUR
  SHAREHOLDERS:
1996 Stock Option Plan........................      1,599,339            $12.72             1,341,638
1991 Stock Option PlaN........................        637,242             18.69                     0
EQUITY SECURITIES NOT APPROVED BY ENESCO
  SHAREHOLDERS:
1997 President and Chief Executive Officer
  Stock Option Plan...........................        100,000            $27.31                    --
1998 Chairman Stock Option Plan...............         14,000            $25.81                    --
1999 Non-Employee Director Stock Plan.........         95,097                --                 4,903
1999 cancellation of Non-Employee Directors
  Retirement Plan.............................         20,523                --                    --
Shares issued as partial compensation for
  services Chair of Executive Search
  Committee...................................         17,292                --                    --
Warrants to purchase common stock.............        200,000              4.38                    --
Options to purchase common stock..............        367,997              6.13                    --
                                                    ---------            ------             ---------
TOTAL.........................................      3,051,490            $13.18             1,346,541
                                                    =========            ======             =========

Employment Contracts and Change in Control Arrangements

     Mr. DalleMolle, President and Chief Executive Officer, has an employment agreement through March 31, 2006. Under the terms of the agreement, Mr. DalleMolle receives an annual base salary of $480,000. For 2003, Mr. DalleMolle received $480,000 as annual base salary and a bonus payment of $457,169 under the ROA Incentive Bonus Plan. In 2003, Mr. DalleMolle's bonus was subject to the attainment of certain operating profit and return on asset targets, as determined and approved by the Board's Human Resources and Compensation Committee. In addition, Mr. DalleMolle receives certain executive officer fringe benefits, including use of a company car. The employment agreement also contains confidentiality, non-compete and non-solicitation covenants.

     Enesco has separate change in control agreements or commitments with Messrs. DalleMolle, Freedman, Smith, Bradley and Ms. Goldberg under which each of these individuals is entitled to both (i) a severance benefit, payable upon or before termination for any reason (other than death, disability, retirement, termination for substantial cause or voluntary termination without good reason) occurring within two years following a change in control of Enesco, up to three (two in the case of each of Messrs. Smith and Bradley, and Ms. Goldberg) times the annual base salary rate plus bonus and (ii) certain fringe benefits for up to a three-year term. In accordance with their change in control agreements and severance agreements, Messrs. DalleMolle and Freedman also will be reimbursed for any excise tax and other taxes incurred as a result of such reimbursement. The types of events constituting a change in control under these agreements include those that require reporting under Item 6(e) of
Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and certain other events specified in the change in control agreements.

     Any terminations of the remaining Named Executive Officers absent a change in control of Enesco will be governed by the employee severance policy of Enesco under which each of them may (subject to certain conditions) be entitled to a severance benefit of up to 26 weeks of base salary depending on designated criteria and to certain other continuing group medical, life and accidental death and dismemberment insurance coverage.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2003, Ms. Brooks Lucas, Ms. Haberkorn, Mr. Ditomassi and Mr. Pressman served on the Board's Human Resources and Compensation Committee. None of them were then an officer or employee of Enesco or any of its subsidiaries. No current member of the Committee is a former officer of Enesco or any of its subsidiaries, and none had any other relationship requiring disclosure.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Enesco records and other information, Enesco believes that all SEC filing requirements under Section 16(a) of the Exchange Act applicable to its Directors and executive officers with respect to the year ending December 31, 2003 were satisfied, except that the Form 4 filing for Donna Brooks Lucas reporting a purchase of Enesco common stock on November 18, 2003 was reported on December 18, 2003.

               HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     Enesco's executive compensation program is administered by the Human Resources and Compensation Committee of the Board. The Committee is comprised of non-employee Directors who approve or recommend to the Board salary and bonus amounts and other annual compensation and long-term compensation awards for the executive officers.

     Enesco's executive compensation program during 2003 consisted of three components: base salary and fringe benefits; incentive bonus opportunity; and option awards to purchase shares of common stock. The Committee's compensation policies regarding these components are designed to provide a compensation package which is targeted at the median level of total compensation for similarly situated executive officers in a comparator group of other U.S. companies of comparable size and geographic diversity. The comparator group used in establishing Enesco's compensation levels is composed of companies that participate in the "Watson Wyatt Executive Compensation Survey," a well established and nationally recognized annual executive compensation survey. This survey includes some of the companies included in the indices shown in the Performance Graph set forth below. The Committee believes that evaluating data from the broad group of industries and companies represented in this survey is important in establishing the true market for executive talent. To compete effectively in this market, Enesco believes that it must be aware of compensation levels in various industries and companies of all sizes and, accordingly, does not limit its compensation analyses to those constituting the indices shown in the Performance Graph.

     Base salaries and fringe benefits are set at the annual base salary and fringe benefit amounts of comparable executive officers. In 2003, merit raises were not given to any executive officers as Enesco had a wage freeze in place for executive officers. Pay for performance bonuses for all Enesco employees were determined under Enesco's 2003 ROA Incentive Bonus Plan based on achieving certain specified targets for operating profit and return on assets. Options to purchase shares of common stock are granted in amounts that are competitive with long-term incentive award practices of comparable U.S. companies, considering the number of options that have been previously granted to each of the executive officers. The options are granted generally on an annual basis at the then market value of common stock and vest after six months from the date of grant, in each case for a ten-year term, thus providing a direct relationship between the executive officers' potentially realizable long-term compensation amounts and actually recognizable increases in stockholder value. The options become exercisable either based on the achievement of certain performance criteria or as to 25% of the shares underlying the option on the anniversary date of the grant. Executive officer and Director stock ownership guidelines have been adopted with the objective of further aligning the executive officers' and Directors' and stockholders' interests. The Committee's compensation policies are intended to reinforce Enesco's performance-oriented compensation practices and are not impacted by potential non-deductibility of certain compensation amounts for federal tax purposes under the provisions of Section 162(m) of the Internal Revenue Code.

     Compensation paid in 2003 to Mr. DalleMolle, President and Chief Executive Officer consisted of $480,000 as base salary and a bonus of $457,169 under the ROA Incentive Bonus Plan. The bonus was paid due to Enesco's attainment in 2003 of certain levels of operating profit and return on assets for each of the U.S., Canadian and U.K. operations. The Committee also awarded, on April 25, 2003, Mr. DalleMolle a grant of 100,000 non-qualified stock options to purchase common stock under the 1996 Stock Option Plan.

     The Human Resources and Compensation Committee:

D. Brooks Lucas (Chair)
G.R. Ditomassi
J. R. Haberkorn
T.A. Pressman

                         REPORT OF THE AUDIT COMMITTEE

March 4, 2004

To the Board of Directors of Enesco Group, Inc.

     We have reviewed and discussed with management Enesco's audited financial statements as of December 31, 2003 and 2002, and for the three years in the period ended December 31, 2003.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Enesco's Annual Report on Form 10-K for the year ended December 31, 2003.

D.L. Krause, Chair
J.F. Cauley
D. Brooks Lucas
G.R. Ditomassi
J.R. Haberkorn
H.J. Orci
T.A. Pressman
A.L. Verville

                               PERFORMANCE GRAPH

     During 2003, Enesco common stock was included in the Standard & Poor's Small Cap 600 Index. A performance graph comparing Enesco common stock performance with the performance of this stock index is provided.

       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, THE STANDARD & POOR'S ("S&P") SMALL CAP 600 INDEX AND THE COMPANY'S PEER
                                 GROUP INDEX(1)

                COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

                              (PERFORMANCE GRAPH)

------------------------------------------------------------------------------------------------------------------
                                     12/31/98     12/31/99     12/31/00     12/31/01     12/31/02     12/31/03
------------------------------------------------------------------------------------------------------------------
 Enesco Group, Inc.                    $100.00        51.05        22.49        30.23        33.97        49.52
------------------------------------------------------------------------------------------------------------------
 S&P SmallCap 600                      $100.00       112.40       125.67       133.88       114.30       158.63
------------------------------------------------------------------------------------------------------------------
 Company's Peer Group                  $100.00        88.41        73.36        86.45        90.42       100.66
------------------------------------------------------------------------------------------------------------------

---------------
(1) This graphic presentation assumes (a) one-time $100 investments in the common stock and in market capital base-weighted amounts apportioned among all the companies whose equity securities constitute the above named board equity market index and Enesco's selected peer group index, in each case made as of the market close on the last trading day in 1998 and (b) the automatic reinvestment of dividends, if any, in additional shares of the same class of equity securities constituting such investments at the frequency with which dividends were paid on such securities during the applicable fiscal years. Enesco has chosen to present a peer group index composed of the companies that constitute the S&P SmallCap 600 Products Housewares and Specialties Index. Enesco's peer group is made up of the following six companies:

S&P Consumer (Housewares and Specialties) -- Small Cap 600      Libbey Inc.
  Department 56, Inc.                                           Russ Berrie & Co. Inc.
  Enesco Group, Inc.                                            National Presto Industries, Inc.

                   PROPOSAL 4: INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP has been engaged by Enesco as independent public accountants since June 2002. Enesco has had no disagreements with KPMG on accounting and financial disclosures. As recommended by its Audit Committee, the Board has appointed that firm as independent public accountants for 2004, subject to ratification by the stockholders. Valid proxies of stockholders containing no designation to the contrary will be voted for the reappointment of that firm as recommended by the Audit Committee.

     Representatives of KPMG LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions and to make a statement if they so desire.

     The Audit Committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by KPMG after January 1, 2003. To minimize relationships that could appear to impair the objectivity of KPMG, our Audit Committee has restricted the non-audit services that KPMG may provide to Enesco primarily to tax and merger and acquisition due diligence and audit services, and has determined that even these non-audit services will be obtained from KPMG only when the services offered by KPMG are more effective or economical than services available from other service providers.

     Prior to commencement of the 2004 audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report on the actual fees versus the budget periodically. In each case, the Audit Committee also sets a specific limit on the amount of such services to be provided by KPMG and requires specific pre-approval for any engagement over $25,000. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     The aggregate fees billed for professional services by KPMG in 2002 and 2003 are as follows (certain amounts for 2002 have been reclassified to conform to the 2003 presentation):

                      2002 AND 2003 AUDIT FIRM FEE SUMMARY

                                                              2002        2003
                                                            --------    --------
Audit Fees..............................................    $337,147    $451,513
Audit-related Fees......................................       5,737       7,144
Tax Fees................................................      73,696      86,412
All Other Fees..........................................      37,926      27,864
                                                            --------    --------
  Total.................................................    $454,506    $572,933
                                                            ========    ========

     Our Audit Committee has adopted restrictions on Enesco employing any KPMG partner, director, manager, staff, advising member of the department of professional practice, reviewing actuary, reviewing tax professional and any other persons having responsibility for providing audit services related to Enesco's financial statements. The Audit Committee also requires key KPMG partners assigned to our audit to be rotated at least every five years.

                             STOCKHOLDER PROPOSALS

     The Annual Meeting is called for the purposes set forth in the Notice. Although Enesco knows of no items of business which will be presented at the Annual Meeting other than those described, proxies in the accompanying form will confer discretionary authority to Enesco's management proxy holders to use in accordance with their best judgment with respect to any such items which may come before the Annual Meeting to the extent permitted by the applicable rules of the SEC. In order to be considered under Rule 14a-8 for inclusion in Enesco's proxy materials to be distributed in connection with the Annual Meeting of Stockholders in 2005, stockholder proposals for that meeting must be received by Enesco on or before November 19, 2004. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) for possible presentation at the meeting (other than a proposal with respect to the nomination for election of one or more directors, for which procedures are set forth above under the caption "Committees of the Board"), such a proposal must be received by the Secretary of Enesco on or before February 2, 2005. Enesco's management proxy holders will be permitted to use their discretionary voting authority, as conferred by any valid proxy, in accordance with their best judgment when such a proposal is raised at that meeting.

     ENESCO FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS MAY OBTAIN A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 WITHOUT CHARGE BY WRITING TO THE SECRETARY OF ENESCO, AT 225 WINDSOR DRIVE, ITASCA, ILLINOIS 60143.

                                          By order of the Board of Directors,

                                          /s/ M. Frances Durden

                                          ENESCO GROUP, INC.
                                          M. FRANCES DURDEN
                                          Secretary

April 16, 2004

                                                                         ANNEX A

                               ENESCO GROUP, INC.

                            AUDIT COMMITTEE CHARTER
                    COMPARISON TO SARBANES OXLEY ACT OF 2002
                             AS OF JANUARY 5, 2004

ROLE AND INDEPENDENCE

     The Audit Committee of the Board of Directors (the "Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as are directed by the Board. The Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise, whose name and relationship with the issuer shall be disclosed. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgement, and shall meet the director's independence requirements for serving on audit committees as set forth in the corporate governance standards of the New York Stock Exchange.

     Regarding Committee members, if any, who serve on the Audit Committee of more than three public companies, the Board will determine if such service does not impair the individual's ability to effectively serve the committee, and will disclose such determination in its annual proxy statement.

     The Committee is expected to maintain free and open communication (including private executive sessions) with the independent accountants and the internal auditors.

     The Board of Directors shall appoint one member of the Committee as chairperson. He or she shall be responsible for leadership of the Committee, including approving the agenda, presiding over the meetings, making Committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

     The Committee shall meet with such frequency and at such intervals, as it shall determine is necessary to carry out its duties and responsibilities. Routine meetings are scheduled for February, May and December. The Secretary of the Corporation shall serve as the Secretary of the Committee except for the private executive sessions.

A. RESPONSIBILITIES REGARDING THE ENGAGEMENT OF THE INDEPENDENT ACCOUNTANTS AND THE APPOINTMENT OF THE INTERNAL AUDITOR

     1. Review and recommend to the Board of Directors the independent accountants to be selected to audit the annual financial statements and review the quarterly financial statements of the Company. The Committee shall have the authority and responsibility to appoint, evaluate and replace the independent auditor, as well as determine their qualifications, independence and adequacy. The independent auditor shall be accountable to the Board of Directors and the Audit Committee. The Committee will also review and approve fees paid to the independent accountants.

     2. Oversee the independent auditor relationship by initially reviewing and approving the scope of the audit and subsequently discussing with the auditor the nature and rigor of the audit process, changes in scope, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board of Directors) to report on any and all appropriate matters.

     3. Review and approve requests for any significant management consulting engagements to be performed by the independent accountants.

     4. Review and concur in the appointment, replacement, reassignment or dismissal of the Director of Internal Audit and determine the reporting structure appropriate for independence.

     5. Ensure that the independent accountants deliver to the Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; discuss with the independent accountants any relationships or services disclosed in such statement that may impact the objectivity and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent accountants' independence.

     6. Review on an annual basis other services performed by the external auditors and related fees, and inquire as to the extent to which independent public accountants other than the principal auditor are to be used and understand the rationale for using them. The Committee should request that the work of other independent public accountants be coordinated and that an appropriate review of their work be performed by, the principal auditor.

     7. Perform an annual assessment of the of the Company's internal audit function and independent auditors, including a review and evaluation of the lead partner of the independent auditor. In addition to assuring the regular rotation of the lead audit partner, the Committee will also consider whether there should be regular rotation of the audit firm itself. The Committee will present its conclusions with respect to the independent auditor to the full Board.

     8. At least annually, the Committee will obtain and review a report by the independent auditor describing:

        - The firm's internal quality-control procedures;

        - Any material issues raised by the most recent internal quality-control review or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, including any steps taken to deal with any such issues; and

        - All relationships between the independent auditor and the Company

B. RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF FINANCIAL STATEMENTS

     The Committee will:

     1. Request the independent accountants to confirm that they are accountable to the Board of Directors and the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

     2. Review with management significant risks and exposures identified by management and steps undertaken by management to minimize such risks.

     3. Review the scope of the internal and external audits with the Director of Internal Audit and the independent accountants.

     4. Provide guidance and oversight to the internal audit activities of the Company including reviewing the organization, plans and results of such activity. This includes oversight of the annual internal controls report to be certified by management and filed with the Company's Form 10-K annual report.

     5. Review with management, the independent accountants and the Director of Internal Audit:

        - The Company's internal controls, including computerized information system controls and security.

        - Any significant findings and recommendations made by the independent accountants or internal audit staff.

     6. Review the audited financial statements, proxy and Form 10-K (including year-end management certification letter and Management's Discussion and Analysis of Financial Condition and Results of Operation) and discuss them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

     7. Discuss the company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     8. Review with management and the independent accountants the quarterly financial information prior to the Company's filing of Form 10-Q and related quarterly management certification letter. The Committee or its chairperson may perform this review.

     9. Discuss the Company's policies with respect to financial risk assessment and risk management.

     10. Periodically meet separately with representatives of management, internal audit and the independent auditors.

     11. Review with the independent auditor any audit issues and management's response, including any restrictions on the scope of the independent auditor's activities or access to requested information, and any significant disagreements with management.

C.  OTHER RESPONSIBILITIES:

     1. Review recent and prospective opinions of the FASB and similar organizations and their impact upon the Company's accounting and financial statements.

     2. Review on an annual basis, policies and procedures covering officers' expense accounts and perquisites, including the use of corporate assets, and consider the results of any review of those areas by the Director of Internal Audit or the independent accountants.

     3. Review periodically with the General Counsel any legal and regulatory matters that may have a material effect on the Company's financial statements, operations, compliance policies and programs.

     4. Review on an annual basis with the General Counsel the monitoring of senior financial officer compliance with the Company's Code of Conduct.

     5. Report Audit Committee activities to the full Board of Directors and issue annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders. In addition, the Committee will report regularly to the Board regarding any issues that arise with respect to:

        - The quality or integrity of the company's financial statements,

        - The company's compliance with legal or regulatory requirements,

        - The performance and independence of the company's independent auditors and internal audit function.

     6. Review and reassess the adequacy of its charter on an annual basis, provide the New York Stock Exchange with an annual written affirmation regarding the annual review and reassessment of the adequacy of the charter, and affirm the independence and other qualifications of the Audit Committee members. If revised, the Charter will be published in the next proxy. Otherwise the Charter will be published every third year in the proxy.

     7. Set guidelines for committee education and orientation to assure understanding of the business and the environment in which the company operates.

     8. Set guidelines for development of an annual audit committee plan that is responsive to the primary audit committee responsibilities, and for the review and approval of the plan by the full Board.

     9. Communicate committee expectations and the nature, timing, and extent of committee information needs to management, internal and external auditors, and others.

     10. Set clear hiring policies for employees or former employees of the independent auditors.

     11. Provide the Board and management the opportunity to perform an annual performance evaluation of the Committee and their performance.

D.  OTHER AUTHORITY

     The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations or special audits into any matters within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice. The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

                                                                         ANNEX B

                              AMENDED AND RESTATED
                               ENESCO GROUP, INC.

                     1999 NON-EMPLOYEE DIRECTOR STOCK PLAN
                               AS OF MAY 19, 2004

1.  Purposes.

     The purposes of the Amended and Restated Enesco Group, Inc. 1999 Non-Employee Director Stock Plan are (i) to align the interests of the stockholders of Enesco Group, Inc. (the "Company") and non-employee members of the Board by increasing their proprietary interest in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining non-employee directors and (iii) to motivate non-employee directors to act in the long-term best interests of the Company's stockholders.

2.  Definitions.

     As used in this Plan, the following words and phrases shall have the meanings indicated:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Change in Control" means a Change in Control of a nature that would, in the opinion of the Company counsel, be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if: (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any subsidiary of the Company, any trustee or fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company)) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 25% or more of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof and reference to any specific provision of the code shall refer to corresponding provisions of the Code as it may hereafter be amended or replaced.

          (d) "Committee" shall mean the Human Resources and Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with the responsibility for the administration of the Plan which committee shall be composed of not less than three (3) directors of the Company elected or to be elected as member of the Committee from time to time by the Board. Each Committee member shall meet any applicable stock exchange requirements.

          (e) "Company" shall mean Enesco Group, Inc., a corporation organized under the laws of Illinois, or any successor corporation.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

          (g) "Fair Market Value" shall mean with respect to the Shares, (i) the closing price of the Shares on the New York Stock Exchange or such other exchange on which Shares are then traded or admitted to trading, on the date of grant if it is a business day (if the date of grant is not a business day, then the closing price of the common stock on the last business day prior to the date of grant), (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, or
     (iii) if the Shares are not then listed or admitted to trading on any such exchange, the average of the last reported closing bid and asked prices on such day on the over-the-counter market; provided, however, if there shall be no public market for the Shares the price shall be the fair market value determined in good faith by the Board, or the Committee if one has been appointed, in its discretion, which determination may, but need not, be based on (i) the advice of an independent financial advisor or (ii) the last known price per Share paid by a purchaser in an arm's length transaction. For purposes of (i) above, the National Association of Securities Dealers National Market System shall be deemed a principal stock exchange. If there shall be a public market for the Shares, and the foregoing references are unavailable or inapplicable, then the Fair Market Value shall be determined on the basis of the appropriate substitute public market price indicator as determined by the Committee, in its sole discretion.

          (h) "Non-Qualified Stock Option" shall mean any Option other than one that is intended to meet the requirements and contains the limitations and restrictions set forth in Section 422 of the Code.

          (i) "Option" shall mean the right to purchase the number of Shares specified in Section 5 of the Plan on the terms and conditions set forth in the Plan.

          (j) "Participant" shall mean a non-employee member of the Board.

          (k) "Plan" shall mean this Amended and Restated 1999 Enesco Group, Inc. Non-Employee Director Stock Plan, as amended from time to time.

          (l) "Plan Year" shall mean the calendar year.

          (m) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

          (n) "Shares" shall mean the common stock of the Company, par value $0.125 per share.

          (o) "Trading Day" shall mean a day on which the Company's common stock may be traded on a stock exchange or, if the Company's common stock is not listed on any exchange in the over-the-counter market.

3.  Available Shares.

     The aggregate number of Shares reserved which may be issued to Participants pursuant to Sections 4 or 5 of the Plan shall not exceed three hundred thousand (300,000) Shares, subject to adjustment as provided in Section 6 hereof. Such Shares shall be either authorized and unissued Shares or issued Shares that have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options, but which are not issued because of a surrender, lapse, expiration, forfeiture or termination of any such Option prior to issuance of the Shares shall once again be available for issuance to Participants in accordance with the terms of the Plan.

4.  Grants of Shares.

     An individual who is a Participant on the day following the Annual Stockholders Meeting of the Company during a Plan Year, commencing in 1999, shall receive on such day and for such Plan Year a grant of a number of Shares, increased to the nearest whole Share, having an aggregate Fair Market Value equal to the dollar amount designated by the Board from time to time for purposes of this Plan as part of the Board remuneration policy of the Company. An individual who becomes a Participant at any later time during a Plan Year shall receive a prorated grant of Shares for that Plan Year in which he or she becomes a Participant. The grant shall be prorated based on the date the Participant becomes eligible under the Plan through the end of the Plan Year.

5.  Options.

     In addition to the grants made to Participants under Section 4 above, each individual who is a Participant on the day following the Annual meeting of the stockholders of the Company during a Plan Year, commencing in 2004, shall receive an Option on the terms set forth in this Section 5.

          (a) Grant of Options. On the day following each Annual Stockholders' Meeting, commencing in 2004, each person who is a Participant immediately after such meeting shall automatically be granted an Option to purchase 2,000 Shares. All such Options shall be Non-Qualified Stock Options. The price at which each Share covered by such Options shall be purchased shall be the greater of (i) 100% of the Fair Market Value of the Company's common stock on the date the Option is granted, or (ii) the par value of the Company's common stock subject to the Option.

          (b) Exercise of Options.

             (1) Except as otherwise provided herein, including, without limitation, the vesting provisions set forth below, an Option granted to the Participant may be exercised only after six months of continued service as a Director of the Company following the date the Option is granted, and only during the continuance of the Participant serving on the Board and such additional period as is provided for below. The Option may be exercised by the Participant or his or her guardian or legal representative(s) during the period that the Participant remains a member of the Board and with respect to vested Options for a period of three years thereafter, subject to the conditions of exercise set forth below in subsection 5(c) and, provided further, that in no event shall the Option be exercisable more than ten years after the date of grant. Notwithstanding the foregoing, in the event a Participant is removed as a member for cause (as defined by the Board) all outstanding Options shall be forfeited and canceled. Subject to the foregoing, unless determined otherwise by the Board, the Options will vest on the earlier of (i) twenty-five percent (25%) of the total number of Shares subject to an Option will vest and become exercisable on the first four anniversary dates of the grant, and (ii) as to 50% of the Shares subject to the Option, if the fair market value of the Shares is at or above 125% of the exercise price on each of at least ten consecutive Trading Days and, as to the remaining 50% of the Shares if, at any time at or after the initial 50% of the Shares becomes exercisable, the fair market value of the Shares is at or above 150% of the exercise price on each of at least ten consecutive Trading Days.

             (2) Notwithstanding the foregoing and subject to the provisions of
        Section 5(d), upon the Participant's service as a Director of the Company terminating at any time for any reason, all outstanding Options granted within the last six months prior to the Participant's termination shall thereupon be forfeited by the Participant and canceled by the Company.

          (c) Exercise of Rights Under Options.

             (1) Notice of Exercise. A Participant entitled to exercise an Option shall do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other relevant information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee's approval, in Shares held by the Participant for at least six months and that are held free and clear of all liens and encumbrances valued at Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company's Secretary, or such other person as the Committee may designate.

             (2) Cashless Exercise Procedures. The Company, in its sole discretion, may establish procedures whereby a Participant, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the exercise price to the Company; provided, however, that these cashless exercise procedures shall not apply to any Option granted to a Participant where the utilization of the cashless exercise procedure would be deemed a violation of Section 13(k) of the Exchange Act. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

          (d) Acceleration of Options. In the event of a consolidation or merger in which the Company is not the surviving corporation or of a Change in Control including, but not limited to, Changes in Control in which the Company is the surviving corporation, the Board may, in its discretion terminate each Option outstanding under the provisions of this Section 5 upon consummation of the merger, consolidation or Change in Control, provided that prior to the effective date of any such consolidation, merger, or "Change in Control", the Participant shall be entitled to exercise any outstanding Options in full without regard to any vesting limitations.

          (e) Nontransferability. No Option granted hereunder shall be transferable other than: (i) by will or the laws of descent and distribution, and an Option subject to exercise may be exercised, during the lifetime of the holder of the Option, only by the holder of the Option or in the event of death, the holder's successor, or in the event of disability, the holder's personal representative, (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act from time to time and allowed by the Board, or (iii) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder.

          (f) Rights of Holders. The holder of an Option shall not have any rights as a stockholder with respect to Shares subject to purchase under an Option except that stockholder rights with respect to any Option shall arise at the time and to the extent that one or more certificates for such Shares shall be delivered to the holder upon the due exercise of the Option.

6.  Effect of Certain Changes.

     In the event of any stock dividend, stock split, combination or exchange of shares, recapitalization, reclassification, merger, consolidation, separation, reorganization, partial or complete liquidation, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or other similar transaction having the same effect of the foregoing, the number and kind of shares available for grant under the Plan or any Option granted hereunder may be equitably adjusted by the Board, in its sole discretion, to reflect such event.

7.  No Rights to Continuance as Director.

     Nothing in the Plan or in any grant made pursuant hereto shall confer upon any Participant the right to continue to serve as a member of the Board or to be entitled to any remuneration or benefits not set forth in the Plan, provided, however, that each Participant shall be entitled to fees for meetings attended, in accordance with the Board remuneration policy of the Company.

8.  Administration.

     The Board shall be invested with the responsibility for the administration of the Plan; provided, however, the Board may appoint a Committee which shall be invested with the responsibility for the administration of the Plan. The Committee shall have the authority to make such interpretations and constructions of the Plan as are necessary to administer the Plan in accordance with, and subject to, the Plan's provisions. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by unanimous written consent. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder of the Company.

9.  Taxes.

          (a) Right to Withhold Required Taxes. The Company shall have the right to require a person entitled to receive Shares pursuant to the exercise of an Option under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in Shares or from any other amounts payable any time thereafter to the Participant.

          (b) Participant Election to Withhold Shares. Subject to Board approval, a Participant may elect to satisfy his tax liability with respect to the exercise of an Option by having the Company withhold Shares otherwise issuable upon exercise of the Option; provided, however, that if a Participant is subject to Section 16(b) of the Exchange Act, such election must satisfy the requirements of Rule 16b-3.

10.  Amendment and Termination of the Plan.

     The Board at any time and from time to time may suspend, terminate, modify or amend the Plan, provided, however, no amendment to the Plan or any Option may be made without stockholder approval that increases the maximum number of Shares subject to the Plan, decreases the price at which Options may be granted, or increases or decreases any option price after the date of grant and provided further, that an amendment which requires stockholder approval in order for the Plan to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders of the Company. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any grant previously made, unless the written consent of the Participant is obtained.

11.  Governing Law.

     The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of Illinois without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

12.  Term.

     The Plan shall take effect upon approval by the stockholders of the Company, and shall remain in effect until January 20, 2009 or on such earlier date if suspended or terminated by the Board, as permitted by law.

                                                                         ANNEX C

                               ENESCO GROUP, INC.

                              F/N/A STANHOME INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                               AS OF MAY 19, 2004
                               TO BE RENAMED THE
               AMENDED AND RESTATED 1996 LONG-TERM INCENTIVE PLAN

     1. Purpose. The purpose of this Amended and Restated 1996 Long-Term Incentive Plan (the "Plan") is to advance the interests of Enesco Group, Inc. (the "Company") by encouraging key management employees of the Company and its Subsidiaries to acquire a proprietary interest in the Company through ownership of common stock of the Company. Such ownership will encourage the participants to remain with the Company and will help attract other qualified persons to become employees and directors.

     2. Definitions. When used herein, the following terms shall have the meaning set forth below:

          2.1 "Award" means an Option, an Option granted in tandem with a SAR, a Performance Plan Award, a Restricted Stock Award, a Restricted Stock Award granted in tandem with an Option, a SAR or a Stock Bonus Award.

          2.2 "Award Agreement" means a written agreement in such form as may be from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Employee and which shall set forth the terms and conditions of an Award under the Plan.

          2.3  "Board" means the Board of Directors of Enesco Group, Inc.

          2.4 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

          2.5 "Committee" means the Human Resources and Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan which committee shall be composed of not less than three directors of the Company elected or to be elected as members of the Committee from time to time by the Board. Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, an "outside director" within the meaning of Section 162(m) of the Code and any applicable stock exchange requirements.

          2.6  "Company" means Enesco Group, Inc.

          2.7 "Employee Stockholder" means an Employee who, at the time an Incentive Stock Option is granted owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of: (a) the Company; or (b) if applicable, a Subsidiary or a Parent.

          2.8 "Employees" means officers (including officers who are members of the Board) and other key employees of the Company or any of its Subsidiaries.

          2.9 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

          2.10 "Exchange Act" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

          2.11 "Fair Market Value" means with respect to the Shares, (a) the closing price of the Shares on the New York Stock Exchange or such other exchange on which Shares are then traded or admitted to trading, on the date of the grant if it is a business day (if the date of grant is not a business day, then the closing price of the common stock on the last business day prior to the date of grant), (b) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, or
     (c) if the Shares are not then listed or admitted to trading on any such exchange, the average of the last reported closing bid and asked prices on such day on the over-the-counter market; provided, however, if there shall be no public market for the Shares the price shall be the fair market value determined in good faith by the Board, or the Committee if one has been appointed, in its discretion, which determination may, but need not, be based on (i) the advice of an independent financial advisor or (ii) the last known price per Share paid by a purchaser in an arm's length transaction. For purposes of (a) above, the National Association of Securities Dealers National Market System shall be deemed a principal stock exchange. If there shall be a public market for the Shares, and the foregoing references are unavailable or inapplicable, then the Fair Market Value shall be determined on the basis of the appropriate substitute public market price indicator as determined by the Committee, in its sole discretion.

          2.12 "Incentive Stock Option" means an Option intending to meet the requirements and containing the limitations and restrictions set forth in
     Section 422 of the Code and designated in the Award Agreement as an Incentive Stock Option.

          2.13 "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

          2.14 "Option" means the right to purchase the number of Shares specified by the Committee, at a price and for a term fixed by the Committee, in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee may impose.

          2.15 "Parent" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.16 "Performance Goals" has the meaning ascribed to it in Section 11 of the Plan.

          2.17 "Performance Period" has the meaning ascribed to it in Section 11 of the Plan.

          2.18 "Performance Plan Award" means the right to receive Options, Restricted Stock Awards, SARs, Shares, Stock Bonus Awards or units (representing such monetary amount as designated by the Committee and payable in cash or in Shares) pursuant to Section 11 of the Plan, which right is based on, or subject to, in whole or in part, the achievement of certain performance criteria specified by the Committee.

          2.19 "Plan" means the Amended and Restated 1996 Stock Option Plan of Enesco Group, Inc. as of May 19, 2004, now known as the Amended and Restated Long-Term Incentive Plan.

          2.20 "Regulation T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

          2.21 "Restricted Stock Award" means the right to receive Shares, but subject to forfeiture and/or other restrictions set forth in the related Restricted Stock Award Agreement and the Plan.

          2.22 "Restricted Stock Award Agreement" means an Award Agreement executed in connection with a Restricted Stock Award.

          2.23 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

          2.24 "SAR" means a stock appreciation right, which is a right to receive an amount in cash, or Shares, or a combination of cash and Shares, as determined or approved by the Committee, no greater than the excess, if any, of (i) the Fair Market Value of a Share on the date the SAR is exercised, over (ii) the SAR Base Price.

          2.25 "SAR Base Price" means the Fair Market Value of a Share on the date a SAR was granted, or if the SAR was granted in tandem with an Option (whether or not the Option was granted on a different date than the SAR), in the Committee's discretion, the option price of a Share subject to the Option.

          2.26 "Shares" means shares of the Company's common stock $0.125 par value each or, if by reason of the adjustment provisions contained herein, any rights under an Award under the Plan pertain to any other security, such other security.

          2.27 "Stock Bonus Award" means the right to receive Shares as provided in Section 10 of the Plan.

          2.28 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.29 "Substantial Cause" means (a) the willful and continued failure by the Employee to perform substantially the Employee's duties with the Company or a Subsidiary (other than any such failure resulting from the Employee's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Employee by the Board, which demand specifically identifies the manner in which the Board believes that the Employee has not substantially performed the Employee's duties or (b) the willful engagement by the Employee in conduct which is demonstrably and materially injurious to the Company or its Subsidiaries . For purposes of clauses (a) and (b) of this definition, no act or failure to act by the Employee shall be deemed "willful" unless done, or omitted to be done, by the Employee not in good faith and without reasonable belief that the Employee's act or failure to act was in the best interests of the Company.

          2.30 "Successor" means the legal representative of the estate of a deceased Employee or the person or persons who shall acquire the right to exercise or receive an Award by bequest or inheritance or by reason of the death of the Employee.

          2.31 "Term" means the period during which a particular Award may be exercised.

     3. Administration. The Plan shall be administered by the Committee. Subject to the provisions of the Plan and the approval of the Board, except that the Board of Directors shall have no discretion with respect to the selection of officers within the meaning of Rule 16a-1(f), directors or 10% or more shareholders ("Insiders") for participation and decisions concerning the timing, pricing and amount of a grant or award to such "Insiders", the Committee is authorized to grant Awards under the Plan and to interpret the Plan and such Awards, to prescribe, amend and rescind rules and regulations relating to the Plan and the Awards, and to make other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive. The Committee shall act pursuant to a majority vote or by unanimous written consent. The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     4. Stock Subject to the Plan. The aggregate number of shares which may be issued under Awards granted pursuant to the Plan shall not exceed 3,000,000 shares of the Company's common stock $0.125 par value each. Such Shares shall be either authorized but unissued Shares or issued Shares which shall have been reacquired by the Company. Such aggregate number of Shares may be adjusted under
Section 18 below. Any Shares subject to issuance upon exercise of Options or SARs, or vesting of Performance Plan Awards, but which are not issued because of a surrender, lapse, expiration, forfeiture or termination of any such Option, SAR or Performance Plan Award prior to issuance of the Shares shall once again be available for issuance in satisfaction of Awards. Similarly, any Shares issued pursuant to a Restricted Stock Award which are subsequently forfeited pursuant to the terms of the related Restricted Unit Award Agreement shall once again be available for issuance in satisfaction of Awards.

     5. Eligibility. Awards shall be granted under the Plan to such selected key full-time salaried and commissioned employees (including officers and directors if they are employees) of the Company or any of its Subsidiaries as the Committee shall determine from time to time. In determining the Employees to whom Awards shall be granted and the number of Shares to be issued or subject to purchase or issuance under such Awards, the Committee shall take into account the recommendations of the Company's management as to the duties of the respective Employees, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. No Awards shall be granted, on or after May 19, 2004, to any member of the Committee so long as his or her membership on the Committee continues or to any member of the Board who is not also an officer or key employee of the Company or any Subsidiary. All options granted under the Plan to non-employee directors prior to May 19, 2004, shall not be affected by the amendment and restatement of the Plan and will remain outstanding under the Plan and the specific terms of their Award Agreements.

     6. Allotment of Shares. The Committee shall determine the total number of Shares to be offered to each Employee under the Plan; provided, however, that no Employee may be granted (a) Options which exceed 200,000 Shares under the Plan in any calendar year, and (b) Performance Plan Awards, SARs,

Restricted Stock Awards and Stock Bonus Awards which exceed 100,000 Shares under the Plan in any calendar year. In addition, the Committee may not make grants of Performance Plan Awards, SARs, Restricted Stock Awards and Stock Bonus Awards which exceed 900,000 Shares.

     7. Stock Options.

          7.1 Types of Options. Options granted pursuant to the Plan may be either Incentive Stock Options or Non-qualified Stock Options. It is the intent of the Company that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. The Award Agreement shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option.

          7.2 Option Price. The Shares shall be offered from time to time under the Plan at a price which shall be not less than the greater of (a) 100% of the Fair Market Value of the Company's common stock on the date the Option is granted, or (b) the par value of the Company's common stock subject to the Option; provided, however, that the price shall be not less than 110% of such Fair Market Value in the case of Shares offered under any Incentive Stock Option granted to an Employee Stockholder.

          7.3 Terms and Conditions of Options. The Committee shall have power, subject to the limitations contained in the Plan, to prescribe the terms and conditions of any Option granted hereunder. Each such Option shall be evidenced by an Award Agreement in such form as the Committee shall from time to time determine, which Award Agreement shall prescribe the following terms and conditions and such other terms and conditions as the Committee may deem necessary or advisable:

             (a) Duration of Options. Except as hereinafter otherwise provided, Options granted under the Plan shall not be exercisable for a term of more than ten (10) years from the date of grant, but shall be subject to earlier termination as hereinafter provided. No Option granted in tandem with a SAR shall be exercisable during the first six months following the date of grant of the SAR, except that this limitation shall not apply in the event that it is permissible under Rule 16b-3 to exercise the Option prior to the expiration of the six month period. Notwithstanding anything herein to the contrary, if an Incentive Stock Option is granted to an Employee Stockholder, then such Incentive Stock Option shall not be exercisable more than five years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

             (b) Termination of Options. (1) Disability or Retirement at or after age 55. If the Employee's employment with the Company or any Subsidiary terminates by reason of disability or retirement at or after age 55, if not sooner terminated pursuant to their terms, all outstanding Options then held by the Employee that have vested shall be exercisable for the remainder of the term of the Option by the Employee or his or her guardian or legal representative(s), except further that in the case of Incentive Stock Options the period for such exercise following such termination shall be limited to three months. (2) Termination by Voluntary Resignation or Termination by the Company for any reason other than Death, Disability, Retirement or Substantial Cause. If the Employee's employment with the Company or any Subsidiary is terminated either by voluntary resignation or termination by the Company for any reason other than death, disability or retirement, all outstanding Options, which have vested, then held by the Employee shall be exercisable during the sixth month period following any such termination of employment by the Employee or his or her guardian or legal representative(s). (3) Death. If the Employee's employment with the Company or any Subsidiary is terminated by reason of death, all outstanding Options that have vested and those that will vest within one year of the date of death then held by the Employee shall be exercisable during the twelve-month period following the date of death by the Employee's Successor. (4) Termination for Substantial Cause. If the Employee's employment with the Company or any Subsidiary is terminated for Substantial Cause, all outstanding Options then held by the Employee shall thereupon be forfeited by the Employee and canceled by the Company.(5) Termination within Six Months of Grant. Notwithstanding the foregoing, upon the Employee's employment with the Company or any Subsidiary terminating at any time for any reason, all outstanding Options granted within the last six months prior to the Employee's termination shall thereupon be forfeited by the Employee and canceled by the Company.

        For purposes of this subsection, the meaning of the word "disability" shall be determined under the provisions of Section 22(e)(3) of the Code or any successor provisions thereof.

     8. Stock Appreciation Rights.

          8.1 Grant of SAR. The Committee, in its discretion, may grant an Employee a SAR in tandem with an Option or may grant an Employee a SAR on a stand alone basis. The Committee, in its discretion, may grant a SAR in tandem with an Option either at the time the Option is granted or at any time after the Option is granted, to the extent that such Options at such time have not been exercised and have not been terminated, so long as the grant of the SAR is made during the period in which grants of SARs may be made under the Plan. The Committee, in its discretion, may grant a SAR in tandem with an Option which is exercisable either in lieu of, or in addition to, the exercise of the related Option.

          8.2 Limitations on Exercise. Each SAR granted in tandem with an Option shall be exercisable to the extent, and only to the extent, the related Option is exercisable and shall be for such Term as the Committee may determine (which Term, not to exceed ten (10) years, may expire prior to the Term of the related Option). Each SAR granted on a stand alone basis shall be exercisable to the extent, and for such Term, as the Committee may determine. The SARs shall be subject to such other terms and conditions as the Committee, in its discretion, shall determine, which are not otherwise inconsistent with the Plan. The terms and conditions may include Committee approval of the exercise of the SAR, limitations on the time within which and the extent to which such SAR shall be exercisable, limitations, if any, on the amount of appreciation in value which may be recognized with regard to such SAR, and specification of what portion, if any, of the amount payable to the Employee upon exercise of such SAR shall be payable in cash and what portion if any, shall be payable in Shares. If, and to the extent, that Shares are issued in satisfaction of amounts payable on exercise of a SAR, the Shares shall be valued at their Fair Market Value on the date of exercise.

          8.3 SARs in Tandem with Incentive Stock Options. With respect to SARs granted in tandem with Incentive Stock Options, the following shall apply:

             (a) No SAR shall be exercisable unless the Fair Market Value of the Shares on the date of exercise exceeds the option price of the related Incentive Stock Option.

             (b) In no event shall any amounts paid pursuant to the SAR exceed the difference between the Fair Market Value of the Shares on the date of exercise and the option price of the related Incentive Stock Option.

          8.4 Surrender of Option or SAR Granted in Tandem. If the Award Agreement related to the grant of a SAR in tandem with an Option provides that the SAR can only be exercised in lieu of the related Option, then, upon exercise of such SAR, the related Option or portion thereof with respect to which such SAR is exercised shall be deemed surrendered and shall not thereafter be exercisable, and, similarly, upon exercise of the Option, the related SAR or portion thereof with respect to which such Option is exercised shall be deemed surrendered and shall not thereafter be exercisable. If the Award Agreement related to the grant of a SAR in tandem with an Option provides that the SAR can be exercised in addition to the related Option, then, upon exercise of such SAR, the related Option or portion thereof with respect to which such SAR is exercised shall not be deemed surrendered and shall continue to be exercisable and, similarly, upon exercise of the Option, the related SAR or portion thereof with respect to which such Option is exercised shall not be deemed surrendered and shall continue to be exercisable.

     9. Restricted Stock Awards. Restricted Stock Awards granted under the Plan shall be subject to such terms and conditions, including, without limitation, performance criteria, vesting, dividend deferral or dividend reinvestment requirements, as the Committee may, in its discretion, determine and set forth in the related Restricted Stock Award Agreements. The Committee, in its discretion, may grant an Employee a Restricted Stock Award on a stand alone basis or in tandem with an Option. Restricted Stock Awards shall be granted in accordance with, and subject to, the provisions set forth below.

          9.1 Issuance of Shares. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement which shall set forth the number of Shares issuable under the Restricted Stock Award. Subject to the restrictions in Section 9.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement (such as requiring the Employee to pay an amount equal to the aggregate par value of the Shares to be issued thereunder), the number of Shares granted under a Restricted Stock Award shall be issued in the recipient Employee's name on the date of grant of such Restricted Stock Award or as soon as reasonably practicable thereunder.

          9.2 Right of Recipient Employees. Shares received pursuant to Restricted Stock Awards shall be duly issued or transferred to the Employee, and a certificate or certificates for such Shares shall be issued in the Employee's name. Subject to the restrictions in Section 9.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement, the Employee shall thereupon be a stockholder with respect to all the Shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares. In aid of the restrictions in Section 9.3 of the Plan and in the related Restricted Stock Award Agreement, the certificate or certificates for Shares awarded hereunder, together with a suitably executed stock power signed by such recipient Employee, shall be held by the Company in its control for the account of such Employee (i) until the restrictions in
     Section 9.3 of the Plan and in the related Restricted Stock Award Agreement lapse pursuant to the Plan and the Restricted Stock Award Agreement, at which time a certificate for the appropriate number of Shares (free of all restrictions imposed by the Plan or the Restricted Stock Award Agreement) shall be delivered to the Employee, or (ii) until such Shares are forfeited to the Company and canceled as provided by the Plan or the Restricted Stock Award Agreement.

          9.3 Restrictions. Except as otherwise determined by the Committee in its sole discretion, each Share issued pursuant to a Restricted Stock Award Agreement shall be subject, in addition to any other restrictions set forth in the related Restricted Stock Award Agreement, to the following restrictions until such restrictions have lapsed pursuant to
     Section 9.4 of the Plan:

             (a) Disposition. The Shares awarded to an Employee and held by the Company pursuant to Section 9.2 of the Plan, and the right to vote such Shares or receive dividends on such Shares, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided, however, that such Shares may be transferred upon the death of the Employee to the Employee's Successor. Any transfer or purported transfer of such Shares in violation of the restrictions outlined in this Section
        9.3 shall be null and void and shall result in the forfeiture of the Shares transferred or purportedly transferred to the Company without notice and without consideration.

             (b) Forfeiture. Subject to the provisions of Section 9.4, the Shares awarded to an Employee and held by the Company pursuant to
        Section 9.2 of the Plan shall be forfeited to the Company without notice and without consideration therefor immediately upon the termination of the Employee's employment with the Company and all Subsidiaries of the Company for any reason whatsoever.

          9.4 Lapse of Restrictions. The Committee, in its sole discretion, shall determine the circumstances upon which the restrictions set forth in
     Section 9.3 of the Plan on Shares issued under a Restricted Stock Award shall lapse on, and certificates for the Shares held for the account of the Employee in accordance with Section 9.2 of the Plan hereof shall be appropriately distributed to the Employee as soon as reasonably practical after, the lapse of such restrictions.

          9.5 Surrender of Options or Restricted Stock Granted in Tandem. If the Restricted Stock Award Agreement related to the grant of a Restricted Stock Award in tandem with an Option provides that the Option can only be exercised in lieu of the scheduled vesting for the Restricted Stock Award, then, upon vesting of the Shares subject to the Restricted Stock Award, the related Option or portion thereof with respect to which such Restricted Stock Award becomes vested shall be deemed surrendered and shall not thereafter be exercisable and, similarly, upon exercise of the Option, the Shares subject to the related Restricted Stock Award or portion thereof with respect to which such Option is exercised shall be deemed forfeited to the Company and shall be canceled as provided by the Plan or the Restricted Stock Award Agreement.

     10. Stock Bonus Awards. Stock Bonus Awards may be granted under the Plan with respect to Shares, and shall be granted, subject to the provisions of the Plan, upon such terms and conditions as the Committee may determine in its discretion. The Committee, in its discretion, may require the Employees to whom Stock Bonus Awards are granted to pay the Company an amount equal to the aggregate par value of the Shares to be issued to such Employees. Subject to the Employee delivering in cash or by check the amounts, if any, required to be paid pursuant to this Section 10 or pursuant to Section 21 of the Plan (relating to taxes), a certificate or certificates for such Shares shall be issued in the Employee's name as soon as reasonably practicable following the date of grant, or if such payments are required, following the date of such payments. The Company shall deliver such certificate or certificates to the Employee and the Employee shall thereupon be a stockholder with respect to all Shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to such Shares.

     11. Performance Plan Awards.

          11.1 Performance Plan Awards. Performance Plan Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Plan Awards may be granted alone, in addition to or in tandem with other Awards under the Plan. Subject to the terms of the Plan, including the terms of the Plan applicable to any underlying type of Award that is the subject of a Performance Plan Award (i.e., an Option, an Option granted in tandem with a SAR, a Restricted Stock Award, a Restricted Stock Award granted in tandem with an Option, a SAR or a Stock Bonus Award, as the case may be), the Committee shall determine the number of Performance Plan Awards to be granted to an Employee, the terms and conditions applicable to any particular Performance Plan Award made to an Employee and, in the case of a Performance Plan Award of units, the monetary amount represented by each such unit.

          11.2 Performance Goals and Performance Periods. A Performance Plan Award shall provide that in order for an Employee to vest, in whole or in part, in such Performance Plan Award the Company and/or the Employee must achieve certain individual and/or aggregate performance criteria ("Performance Goals") over a designated performance period, which period may be no less than twelve months subject to earlier termination by reason of death, disability or termination of employment, as determined by the Committee ("Performance Period"). The Performance Goals and Performance Period shall be established by the Committee, in its sole discretion. The Committee may also establish a schedule or schedules for any such Performance Period setting forth the portion of the Performance Plan Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded. In setting Performance Goals the Committee may use such measures as cumulative or non-cumulative return on equity, return on assets and operating income, earnings growth, revenue growth or such other individual and/or aggregate measure or measures of performance in such manner as it deems appropriate. During the Performance Period, the Committee, except as provided otherwise in the Award Agreement evidencing the Performance Plan Award, shall have the authority to adjust upward or downward the Performance Goals in such manner as it deems appropriate.

          11.3 Payments of Units. An employee who has been granted a Performance Plan Award of units shall be entitled to receive a payment with respect to such units in an amount equal to the number of units earned at the conclusion of the respective Performance Period times the dollar value of each unit. Payment in settlement of such unit shall be made in cash, in Shares, or in any combination thereof, as the Committee in its sole discretion shall determine, and shall be made as soon as practicable following the conclusion of the respective Performance Period and the calculation of the dollar value of such units.

     12. Cash Payments for Taxes. The Committee may, in its sole discretion, provide in an Award Agreement that the Company will make a cash payment to the Employee covered thereby equal to the aggregate of the amount of federal, state and local income taxes which such Employee would be required to pay to each such taxing authority attributable to the realization of taxable income, if any, as a result of the receipt of Shares pursuant to any Award (other than an Incentive Stock Option) granted under the Plan. The Committee may, in its discretion require the Employee to make an election to be taxed immediately under Section 83(b) of the Code as a condition to receiving such payment. In computing the amount of such payment, it shall be assumed that every Employee granted an Award under the Plan is subject to tax by each taxing authority at the highest marginal tax rate in the respective taxing jurisdiction of such Employee (provided that the highest marginal tax rate for federal income tax purposes shall be determined under Section 1 of the Code), taking into account the city and state in which such Employee resides, but giving effect to the tax benefit, if any, which such Employee may enjoy to the extent that any such tax is deductible in determining the tax liability of any other taxing jurisdiction (disregarding the effects of Code Section 68 in determining deductibility for federal income tax purposes). Likewise, the Committee may, in its sole discretion, provide in an Award Agreement that the Company will make a cash payment to the Employee covered thereby equal to the amount of excise taxes (i.e., an "excise tax gross-up payment") which such Employee would be required to pay pursuant to
Section 4999 of the Code as a result of all or any part of such Employee's Award being treated as an "excess parachute payment" within the meaning of Section 280G(b) of the Code. In addition to the foregoing, the Committee may, in its discretion, increase each cash payment due to an Employee hereunder, such that each Employee who receives Shares and/or an excise tax gross-up payment pursuant to any Award granted under this Plan shall receive such Shares and/or excise tax gross-up payment net of all income and/or excise taxes imposed on such employee on account of the receipt of such Shares and/or excise tax gross-up payment.

     13. Date of Grant. The date of grant of an Award granted hereunder shall be the date on which the Committee acts in granting the Award.

     14. Exercise of Rights Under Options or SARs.

          14.1 Notice of Exercise. An Employee entitled to exercise an Option or a SAR shall do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option or SAR is being exercised and any other relevant information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee's approval (which in the case of Incentive Stock Options must be given at the time of grant), in Shares held by the Employee for at least six months and that are held free and clear of all liens and encumbrances valued at Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option or a SAR until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company' s Secretary, or such other person as the Committee may designate.

          14.2 Cashless Exercise Procedures. The Company, in its sole discretion, may establish procedures whereby an Employee, subject to the requirements of Rule 16b-3 , Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the exercise price to the Company; provided, however, that these cashless exercise procedures shall not apply to (a) Incentive Stock Options which are outstanding on the date the Company establishes such procedures unless the application of such procedures to such Options is permitted pursuant to the Code and the regulations thereunder without affecting the Options' qualification under Code Section 422 as Incentive Stock Options or (b) any Award to a participant where the utilization of the cashless exercise procedure would be deemed a violation of Section 13(k) of the Exchange Act. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Employee wishing to utilize the cashless exercise program.

     15. Award Terms and Conditions. Each Award or each Award Agreement shall contain such other terms and conditions not inconsistent herewith as shall be approved by the Committee.

     16. Rights of Award Holder. The holder of an Award shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under the Award, except that (a) an Award holder's rights with respect to a Restricted Stock Award shall be as prescribed in Section 9.2 and (b) stockholder rights with respect to any other Award shall arise at the time and to the extent that one or more certificates for such Shares shall be delivered to the holder upon the due exercise or grant of the Award.

     17. Nontransferability of Awards. An Award shall not be transferable other than: (a) by will or the laws of descent and distribution, and an Award subject to exercise may be exercised, during the lifetime of the holder of the Award, only by the holder or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, (b) as otherwise permitted under Rule 16b-3 under the Exchange Act from time to time and allowed by the Board, or (c) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder; provided, however, that an Incentive Stock Option may not be transferred pursuant to a qualified domestic relations order unless such transfer is otherwise permitted pursuant to the Code and the regulations thereunder without affecting the Option's qualification under Code Section 422 as an Incentive Stock Option.

     18. Changes in Stock. In the event of a stock dividend, stock split, combination or exchange of shares, recapitalization, reclassification, merger, consolidation, separation, reorganization, partial or complete liquidation or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or other similar transaction having the same effect of the foregoing, the number and kind of Shares at the time of such change remaining subject to the Plan and to any Award granted or to be granted pursuant to the Plan, the applicable purchase price and any other relevant provisions may be appropriately adjusted by the Board of Directors of the Company, whose determination shall be binding on all persons. No adjustment provided for in this Section 18 shall require the Company to issue or sell a fractional share under any Award hereunder and any fractional share resulting from any such adjustment shall be deleted from the Award involved.

     Notwithstanding anything herein to the contrary, in the event of a "Change in Control" as defined below, including certain consolidation or merger events otherwise giving rise to the adjustments or alternatives described in the above paragraph, the Committee may in its discretion, taking into account the purposes of the Plan, determine that the Awards granted under the Plan shall terminate upon the consummation of the consolidation or merger event or Change in Control, provided that prior to the merger, consolidation or Change in Control, the Employees shall be entitled to exercise any outstanding Award without regard to vesting limitations and all restrictions with respect to outstanding Awards shall lapse. As used herein, "Change in Control" means a Change in Control of a nature that would, in the opinion of the Company counsel, be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if: (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any subsidiary of the Company, any trustee or fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company)) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof; or
(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 25% or more of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

     19. Effective Date; Stockholder Approval; Term. The Plan was originally adopted by the Board of Directors on January 24, 1996 and became effective as of January 24, 1996 and was amended as of April 24, 2003. The Amended and Restated Plan was adopted by the Board on December 9, 2003 and shall become effective as of May 19, 2004 if approved by the requisite vote of the stockholders. No Award hereunder shall be granted after January 23, 2006 or the earlier suspension or termination of the Plan in accordance with its terms. The Plan shall terminate on January 23, 2006 or on such earlier date as it may be suspended or terminated under the provisions of Section 20 below or as of which all Shares subject to Awards authorized to be granted under the Plan shall have been acquired.

     20. Amendment or Discontinuance of the Plan. The Board of Directors of the Company may, insofar as permitted by law, at any time or from time to time, suspend or terminate the Plan or revise or amend it in any respect whatsoever except that, without the appropriate approval of the stockholders of the common stock, no such revision or amendment shall increase the maximum number of Shares subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which Options may be granted, increase or decrease any option price after the date of grant, or otherwise change the provisions of this Plan, to the extent approval of the holders of the common stock of the Company is required under the applicable laws, rules and/or regulations of the Exchange Act, the Code and/or the New York Stock Exchange.

     21. Taxes.

          21.1 Right To Withhold Required Taxes. The Company shall have the right to require a person entitled to receive Shares pursuant to the receipt, vesting or exercise of an Award under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Award. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Employee. The Company shall also have the right to deduct from any cash payment payable to a person pursuant to an Award the amount of any taxes which the Company is required by law to withhold with respect to such cash payment. If the Employee disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying disposition under Sections 421 and 422 of the Code, the Employee shall notify the Company of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable then or at any time thereafter to the Employee.

          21.2 Employee Election to Withhold Shares. Subject to Committee approval (which in the case of Incentive Stock Options must be given at the time of grant), an Employee may elect to satisfy the tax liability with respect to the exercise of an Option by having the Company withhold Shares otherwise issuable upon exercise of the Option; provided, however, that if an Employee is subject to Section 16(b) of the Exchange Act at the time the Option is exercised, such election must satisfy the requirements of Rule 16b-3.

     22. Applicable Laws or Regulations and Notification of Disposition. The Company's obligation to sell and deliver Shares under an Award is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules and regulations applying to the authorization, issuance, listing or sale of securities. The Company may also require in connection with any exercise of an Incentive Stock Option that the Employee agree to notify the Company when making any disposition of the Shares, whether by sale, gift, or otherwise, within two years of the date of grant or within one year of the date of exercise.

     23. No Employment Right; No Obligation to Exercise Option. Nothing contained in the Plan, or in any Award granted under it, shall confer upon any participant any right to continued employment by the Company or any of its subsidiaries or to continued membership on the Board of Directors of the Company or limit in any way the right of the Company or any subsidiary to terminate the Employee's employment at any time.

--------------------------------------------------------------------------------


PROXY                          ENESCO GROUP, INC.                         PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 2004
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having read the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 16, 2004, receipt of which is hereby acknowledged, does hereby appoint and constitute DANIEL DALLEMOLLE, THOMAS BRADLEY and CHARLES E. SANDERS, and each of any of them, the attorneys and proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act at the Annual Meeting of Stockholders of Enesco Group, Inc. to be held at the Enesco Showroom Theater, One Enesco Plaza (corner of Busse and Devon), Elk Grove Village, Illinois, on Wednesday, May 19, 2004 at 9:30 a.m. and at any postponement or adjournment thereof, with respect to all shares of Common Stock, par value $.125 per share, of said Company, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all the powers that the undersigned would possess if personally present and acting, as follows:

             (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE)

    ------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
    ------------------------------------------------------------------------


    ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --




                               ENESCO GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            WEDNESDAY, MAY 19, 2004
                                   9:30 A.M.

                            Enesco Showroom Theater
                  One Enesco Plaza (corner of Busse and Devon)
                       Elk Grove Village, Illinois 60007

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED BUT IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED FOR ITEMS 1, 2, 3      Please       [ ]
AND 4 BELOW. THIS PROXY REVOKES ANY PROXY PREVIOUSLY GIVEN.                                                        Mark Here
                                                                                                                   for Address
                                                                                                                   Change or
                                                                                                                   Comments
                                                                                                                   SEE REVERSE SIDE

1. To elect                        FOR all nominees                WITHHOLD AUTHORITY
                             listed to the left (except as      to vote for all nominees
                                marked to the contrary)           listed to the left

   01 George R. Ditomassi                 [ ]                              [ ]
   02 Hector J. Orci
   03 Anne-Lee Verville

as Class III Directors for a three-year term. If any of such nominees should be unavailable, the proxies or any of them may vote for substitute nominee(s) at their discretion.

INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the nominee's name in the space provided below.)

-------------------------------------------------------------------------------

                                                          FOR    AGAINST    ABSTAIN
2. To approve the amendment and restatement               [ ]      [ ]        [ ]
   of the 1999 Non-Employee Directors Plan.

                                                          FOR    AGAINST    ABSTAIN
3. To approve the amendment and restatement of            [ ]      [ ]        [ ]
   the 1996 Stock Option Plan.

4. To ratify the appointment by the Board of              FOR   AGAINST    ABSTAIN
   Directors of KPMG LLP as Enesco's independent          [ ]      [ ]        [ ]
   accountants for 2004.

5. To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

   I PLAN TO ATTEND   [ ]                     PLEASE SIGN, DATE AND RETURN THE
        THE MEETING                             PROXY CARD PROMPTLY USING THE
                                                      ENCLOSED ENVELOPE.





SIGNATURE                                       SIGNATURE                                       DATE                         , 2004
          -------------------------------------           -------------------------------------      ------------------------
PLEASE SIGN ABOVE EXACTLY AS NAME(S) APPEAR(S) HEREON. (WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN,
                           ETC., GIVE TITLE AS SUCH. IF JOINT ACCOUNT, EACH JOINT OWNER SHOULD SIGN.)

-----------------------------------------------------------------------------------------------------------------------------------
                                                     - FOLD AND DETACH HERE -

                                                VOTE BY INTERNET OR TELEPHONE OR MAIL
                                                   24 HOURS A DAY, 7 DAYS A WEEK

                                INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                                                 THE DAY PRIOR TO ANNUAL MEETING DAY.

             YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                        AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

-----------------------------------          -----------------------------------          -----------------------------------
            INTERNET                                       TELEPHONE                                       MAIL
     http://www.eproxy.com/enc                          1-800-435-6710                             Mark, sign and date
Use the Internet to vote your proxy.           Use any touch-tone telephone to                       your proxy card
 Have your proxy card in hand when     OR      vote your proxy. Have your proxy     OR                     and
    you access the web site.                     card in hand when you call.                         return it in the
                                                                                                  enclosed postage-paid
                                                                                                        envelope.
-----------------------------------          -----------------------------------          -----------------------------------


                                          IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                             YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


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